UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Laureate Education, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

650 S. Exeter Street
Baltimore, Maryland 21202
April 16, 2021
Dear Stockholder,
We cordially invite you to attend the 2021 Annual Meeting of Stockholders of Laureate Education, Inc. (“Laureate”) to be held on Wednesday, May 26, 2021, at 10:00 a.m., Eastern Daylight Time. This year’s meeting will be a completely virtual meeting. Our virtual stockholder meeting format will use technology designed to increase stockholder access, save Laureate and our stockholders time and money, provide to our stockholders the rights and opportunities to participate in the virtual meeting similar to what they would have at an in-person meeting, and enable increased stockholder attendance and participation because stockholders can participate from any location around the world. In addition to online attendance, we will provide stockholders with the opportunity to hear all portions of the official meeting, submit written questions and comments during the meeting, and vote online during the open poll portion of the meeting. You may attend the meeting, vote your shares and submit questions electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/LAUR2021.
The attached Notice of 2021 Annual Meeting and proxy statement describe the business that we will conduct at the 2021 Annual Meeting webcast and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held:
1.
To elect a Board of ten (10) directors, as named herein, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2022, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

2.
To hold an advisory vote to approve named executive officer compensation.

3.
To ratify the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2021.

4.
To transact such other business as may properly come before the 2021 Annual Meeting and any adjournments thereof.

Please carefully read each of the proposals in the accompanying Proxy Statement before you vote.
Your vote is extremely important regardless of the number of shares you own. To ensure that your shares are represented at the 2021 Annual Meeting, whether you plan to virtually attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by telephone, electronically via the Internet or by completing and returning a proxy card or vote instruction form, if you have received one. If you vote using a proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form, using the envelope accompanying the card or form. If you decide to attend the 2021 Annual Meeting and wish to modify your vote, you may revoke your proxy and vote in person via attendance at the 2021 Annual Meeting.
Thank you for your continued interest in Laureate.
Sincerely,
Kenneth W. Freeman
Chairman of the Board of Directors
The proxy statement is dated April 16, 2021, and is first being made available to stockholders on or about April 16, 2021.

NOTICE OF 2021 ANNUAL MEETING
OF STOCKHOLDERS
The 2021 Annual Meeting of Stockholders of Laureate Education, Inc., a public benefit corporation formed under the laws of Delaware, will be held on Wednesday, May 26, 2021, at 10:00 a.m., Eastern Daylight Time, via a virtual meeting that will be webcast live and accessed at
www.virtualshareholdermeeting.com/LAUR2021 for the following purposes:
1.
To elect a Board of ten (10) directors, as named herein, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2022, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

2.
To hold an advisory vote to approve named executive officer compensation.

3.
To ratify the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2021.

4.
To transact such other business as may properly come before the 2021 Annual Meeting and any adjournments thereof.

The Proxy Statement accompanying this Notice describes each of these items in detail. The Proxy Statement contains other important information that you should read and consider before you vote.
The Board of Directors has fixed the close of business on March 29, 2021 as the record date for the 2021 Annual Meeting. Only the holders of record of our Class A common stock or Class B common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2021 Annual Meeting webcast and any adjournments thereof. A list of the holders of record of our Class A common stock and Class B common stock will be available at the 2021 Annual Meeting webcast and, during the 10 days prior to the 2021 Annual Meeting webcast, at the offices of our corporate headquarters located at 650 S. Exeter Street, Baltimore, Maryland 21202.
Laureate is furnishing proxy materials to certain stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of Annual Meeting of Stockholders and Proxy Statement, our proxy card, and our Annual Report to Stockholders. We believe that this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.
You can vote your shares of Class A common stock or Class B common stock by telephone, electronically via the Internet or by completing and returning a proxy card or vote instruction form if you have received one. If you vote using a proxy card or vote instruction form, you must sign, date and mail the proxy card, using the envelope accompanying the card or form. If you decide to attend the 2021 Annual Meeting webcast and wish to modify your vote, you may revoke your proxy and vote in person via attendance at the 2021 Annual Meeting webcast.
BY ORDER OF THE BOARD OF DIRECTORS:

Baltimore, Maryland April 16, 2021	Leslie S. Brush Vice President, Assistant General Counsel and Secretary

PROXY STATEMENT SUMMARY
2021 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	May 26, 2021 10:00 a.m., Eastern Daylight Time
Place:	Virtual Meeting via live webcast at www.virtualshareholdermeeting.com/LAUR2021
Record Date:	March 29, 2021
Voting Matters and Board Recommendation
	Proposal Description	Board Vote Recommendation	Page Number with More Information
Proposal 1	Election of 10 directors named herein	“FOR” all nominees	6
Proposal 2	Advisory vote on executive compensation	“FOR”	50
Proposal 3	Ratification of the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm	“FOR”	51
This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all of the information that you should consider before voting. Please review the complete Proxy Statement and Laureate’s Annual Report on Form 10-K for additional information.

650 S. Exeter Street
Baltimore, Maryland 21202
PROXY STATEMENT FOR THE LAUREATE EDUCATION, INC.
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2021
This Proxy Statement is being furnished to the holders of the Class A common stock and Class B common stock of Laureate Education, Inc., a Delaware public benefit corporation (“Laureate”), in connection with the solicitation by our Board of Directors of proxies to be voted at the 2021 Annual Meeting of Stockholders of Laureate (the “2021 Annual Meeting”) to be held on Wednesday, May 26, 2021, at 10:00 a.m., Eastern Daylight Time, via a virtual meeting that will be webcast live and accessed at www.virtualshareholdermeeting.com/ LAUR2021, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of 2021 Annual Meeting.
On or about April 16, 2021, our proxy materials or the Notice of Internet Availability of Proxy Materials, as applicable, are being mailed, and this Proxy Statement and the other proxy materials are being made available via the Internet free of charge at www.proxyvote.com, to all stockholders entitled to notice of, and to vote at, the 2021 Annual Meeting webcast. At the close of business on March 29, 2021, the record date for the 2021 Annual Meeting, there were 122,536,715 shares of Class A common stock and 73,544,083 shares of Class B common stock, respectively, outstanding and entitled to notice of and to vote at the 2021 Annual Meeting webcast. Only the holders of record of our Class A common stock and Class B common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2021 Annual Meeting webcast and any adjournments thereof.
If a stockholder executes and returns a proxy card or vote instruction form or submits vote instructions to us by telephone or via the Internet, the stockholder may nevertheless revoke the proxy at any time prior to its use by filing with the Secretary of Laureate a written revocation or a duly executed proxy bearing a later date or by submitting revised vote instructions to us by telephone or via the Internet prior to 11:59 p.m. EDT on Tuesday, May 25, 2021, in accordance with the instructions on the accompanying proxy card or vote instruction form. A stockholder who attends the 2021 Annual Meeting via webcast may revoke his or her proxy at that time and vote in person via attendance at the virtual meeting if so desired.
Unless revoked or unless contrary instructions are given, each proxy that is properly signed, dated and returned or authorized by telephone or via the Internet in accordance with the instructions on the proxy card or vote instruction form prior to the start of the 2021 Annual Meeting webcast will be voted as indicated on the proxy card or vote instruction form or via telephone or the Internet and if no indication is made, each such proxy will be deemed to grant authority to vote, as applicable:
PROPOSAL 1:   FOR the election of Brian F. Carroll, Andrew B. Cohen, William L. Cornog, Pedro del Corro, Michael J. Durham, Kenneth W. Freeman, George Muñoz, Dr. Judith Rodin, Eilif Serck-Hanssen, and Ian K. Snow, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2022, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.
PROPOSAL 2:   FOR the advisory vote to approve named executive officer compensation.
PROPOSAL 3:   FOR ratification of the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2021.
PROPOSAL 4:   In the discretion of the proxies with respect to the transaction of such other business as may properly come before the 2021 Annual Meeting webcast and any adjournments thereof.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION UNDER PROPOSAL 2, AND “FOR” THE RATIFICATION OF AUDITORS UNDER PROPOSAL 3.

i

ii

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING
Q:
Why did I receive these materials?

A:
We are making this Proxy Statement available to you on or around April 16, 2021 because the Board of Directors is soliciting your proxy to vote at the 2021 Annual Meeting to be held on Wednesday, May 26, 2021, at 10:00 a.m., Eastern Daylight Time, via a virtual meeting that will be webcast live and accessed at www.virtualshareholdermeeting.com/LAUR2021, or at any adjournments thereof. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described below.

Q:
Who is entitled to attend and vote at the Annual Meeting?

A:
You can attend and vote at the 2021 Annual Meeting webcast if, as of the close of business on March 29, 2021, the record date for the 2021 Annual Meeting, you were a stockholder of record of Laureate’s Class A common stock or Class B common stock. As of the record date, there were 122,536,715 shares of our Class A common stock and 73,544,083 shares of our Class B common stock outstanding.

To attend and participate in the 2021 Annual Meeting webcast, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in street name, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. The meeting webcast will begin promptly at 10:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Daylight Time, and you should allow ample time for the check-in procedures.
Q:
What is the difference between being a registered stockholder and holding shares in street name?

A:
A registered stockholder holds shares in his or her name. Shares held in street name means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

Q:
What do I do if my shares are held in street name?

A:
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

Q:
What are the voting rights of each class of stock?

A:
For each proposal, stockholders are entitled to cast one vote for each share of Class A common stock held as of the record date and 10 votes for each share of Class B common stock held as of the record date. There are no cumulative voting rights.

Q:
How do I attend and vote at the Annual Meeting?

A:
We will be hosting the 2021 Annual Meeting live via audio webcast. Any stockholder can attend the 2021 Annual Meeting live online by accessing www.virtualshareholdermeeting.com/LAUR2021. You will need to obtain your own Internet access if you choose to virtually attend the 2021 Annual Meeting. If you were a stockholder as of the Record Date, or you hold a valid proxy for the 2021 Annual Meeting, you can vote at the 2021 Annual Meeting. A summary of the information that you need to attend the 2021 Annual Meeting webcast is provided below:

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/LAUR2021.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/LAUR2021 on the day of the 2021 Annual Meeting.

•
Webcast starts at 10:00 a.m., Eastern Daylight Time.

•
You will need your 16-Digit Control Number to enter the 2021 Annual Meeting.

•
Stockholders may submit questions while attending the 2021 Annual Meeting via the Internet.

•
Webcast replay of the 2021 Annual Meeting will be available until May 26, 2022.

Q:
What if during the check-in time or during the 2021 Annual Meeting webcast I have technical difficulties or trouble accessing the virtual meeting website?

A:
We will have technicians ready to assist you with any technical difficulties that you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the 2021 Annual Meeting login page.

Q:
Can I vote my shares before the Annual Meeting?

A:
Yes. If you are a registered stockholder, there are three ways to vote your shares before the 2021 Annual Meeting webcast:

•
By Internet (www.proxyvote.com) — Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 25, 2021. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions on the website to vote your shares.

•
By telephone (1-800-690-6903) — Submit your vote by telephone until 11:59 p.m. EDT on May 25, 2021. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions provided by the recorded message to vote your shares.

•
By mail — If you received a paper copy of the proxy materials, you can vote by mail by filling out the proxy card enclosed with those materials and returning it using the instructions on the card. To be valid, proxy cards must be received before the start of the 2021 Annual Meeting webcast.

If your shares are held in street name, your bank, broker or other nominee may provide you with a Notice of Internet Availability of Proxy Materials that contains instructions on how to access our proxy materials and vote online or request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a vote instruction form so that you can instruct your bank, broker or other nominee how to vote your shares.
Please see the Notice of Internet Availability of Proxy Materials or the information that your bank, broker or other nominee provided you for more information on these voting options.
Q:
Can I revoke my proxy or change my voting instructions once submitted?

A:
If you are a registered stockholder, you can revoke your proxy and change your vote before the 2021 Annual Meeting webcast by:

•
Voting again by Internet or telephone before 11:59 p.m. EDT on May 25, 2021 (only the latest vote you submit will be counted);

•
Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the 2021 Annual Meeting webcast); or

•
Sending a written notice of revocation to our executive offices to the attention of our Secretary (the notification must be received by 11:59 p.m. EDT on May 25, 2021). The notice should be addressed as follows:

Laureate Education, Inc.
650 S. Exeter Street,
Baltimore, Maryland 21202
Attn: Secretary
If your shares are held in street name, you should contact your bank, broker or other nominee about revoking your voting instructions and changing your vote before the 2021 Annual Meeting webcast.

If you are eligible to vote at the 2021 Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the 2021 Annual Meeting webcast by casting a ballot via the online platform before the polls close.
Q:
What will happen if I submit my proxy but do not vote on a proposal?

A:
If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•
“FOR” the election of Brian F. Carroll, Andrew B. Cohen, William L. Cornog, Pedro del Corro, Michael J. Durham, Kenneth W. Freeman, George Muñoz, Dr. Judith Rodin, Eilif Serck-Hanssen, and Ian K. Snow, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2022, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal;

•
“FOR” the advisory vote to approve named executive officer compensation; and

•
“FOR” ratification of the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2021.

If any other item is properly presented for a vote at the meeting, the shares represented by your properly submitted proxy will be voted at the discretion of the proxies.
Q:
What will happen if I neither submit my proxy nor vote my shares in person at the 2021 Annual Meeting?

A:
If you are a registered stockholder, your shares will not be voted.

If your shares are held in street name, your bank, broker or other nominee may vote your shares on certain “routine” matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your bank, broker or other nominee can:
•
Vote your street-name shares even though you have not provided voting instructions; or

•
Choose not to vote your shares.

The other matters that you are being asked to vote on are not routine and cannot be voted by your bank, broker or other nominee without your instructions. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a “broker non-vote.”
Q:
What does it mean if I receive more than one set of materials?

A:
You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your bank, broker or other nominee for more information.

Q:
How many shares must be present to conduct business at the 2021 Annual Meeting?

A:
To carry on the business of the 2021 Annual Meeting, holders of a majority of the voting power of Class A common stock and Class B common stock issued and outstanding as of the record date must be present in person via attendance at the virtual meeting or represented by proxy.

Q:
What vote is required to approve each proposal?

A:
For Proposal 1, unless otherwise provided in the Wengen Securityholders Agreement (as herein defined), directors will be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person via attendance at the virtual meeting or represented by proxy at the 2021 Annual Meeting at which a quorum is present, which means that the 10 nominees receiving the highest number of affirmative votes will be elected.

For Proposal 2, the advisory vote to approve named executive officer compensation, the affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person via attendance at the virtual meeting or represented by proxy (and entitled or required to vote thereon) at the 2021 Annual Meeting at which a quorum is present will be required for approval.
For Proposal 3, the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2021, the affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person via attendance at the virtual meeting or represented by proxy (and entitled or required to vote thereon) at the 2021 Annual Meeting at which a quorum is present will be required for approval.
Q:
Are abstentions and broker non-votes counted in the vote totals?

A:
A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our 2021 Annual Meeting, only Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your bank, broker or other nominee will therefore not have discretion to vote on the election of directors or the advisory vote to approve named executive officer compensation, as these are “non-routine” matters.

Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present at the virtual meeting. However, as the 10 nominees receiving the highest number of affirmative votes will be elected, abstentions and broker non-votes will not affect the outcome of the election of Directors. With regard to the affirmative vote of the shares present at the virtual meeting or represented by proxy required for Proposal 2, abstentions will have the effect of a vote against Proposal 2 and, because it is a non-routine matter, broker non-votes will not impact the outcome of Proposal 2. With regard to the affirmative vote of the shares present at the virtual meeting or represented by proxy required for Proposal 3, it is a routine matter so there will be no broker non-votes (and brokerage firms may vote in their discretion on this matter on behalf of beneficial owners who have not furnished voting instructions before the date of the 2021 Annual Meeting), and abstentions will have the effect of a vote against Proposal 3.
Q:
How are votes counted?

A:
In the election of directors, Proposal 1, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For Proposal 2 and Proposal 3, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our Board of Directors. (See “What will happen if I submit my proxy but do not vote on a proposal?” for additional information.)
Q:
Is my vote confidential?

A:
Yes. The vote of any stockholder will not be revealed to anyone other than a tabulator of votes or an election inspector, except (i) as necessary to meet applicable legal and stock exchange listing requirements, (ii) to assert claims for or defend claims against Laureate, (iii) to allow the Inspectors of Election to certify the results of the stockholder vote, (iv) in the event that a proxy solicitation in opposition to Laureate or the election of the Board of Directors takes place, (v) if a stockholder has requested that his or her vote be disclosed, or (vi) to respond to stockholders who have written comments on Proxy Cards.

Q:
Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A:
Management does not know of any business to be transacted at the 2021 Annual Meeting other than those matters described in this Proxy Statement. The period specified in the proxy statement for our 2020 Annual Meeting of Stockholders for submitting additional proposals to be considered at the meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the meeting, and any adjournments thereof, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

Q:
Who will pay the cost of soliciting votes for the 2021 Annual Meeting?

A:
We will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement and the accompanying materials. The largest expense in the proxy process is printing and mailing the proxy materials. Proxies also may be solicited on behalf of Laureate by directors, officers or employees of Laureate in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. We have engaged Broadridge Financial Solutions, Inc. to assist us in the distribution of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending our proxy materials to beneficial owners of our common stock as of the record date.

Q:
Why hold a virtual meeting?

A:
We are excited to use technology designed to increase stockholder access, save Laureate and our stockholders time and money, and provide to our stockholders the rights and opportunities to participate in the virtual meeting similar to what they would have at an in-person meeting. Furthermore, in light of the continuing concerns regarding novel coronavirus (COVID-19), we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Q:
When will you publish the results of the 2021 Annual Meeting?

A:
We will include the results of the votes taken at the 2021 Annual Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the 2021 Annual Meeting webcast.

PROPOSAL 1: ELECTION OF DIRECTORS
At the 2021 Annual Meeting, our stockholders will be asked to elect the 10 directors named herein for a one-year term expiring at the next annual meeting of stockholders. Subject to the Wengen Securityholders Agreement (as defined below), each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal.
Recommendation of our Board of Directors
Our Board of Directors recommends voting “FOR” the election of each of the Director nominees named herein as directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2022, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.
Each proxy or vote instruction form will be voted for the election of each of the Director nominees named herein as directors, unless the proxy contains contrary instructions. Shares of Class A common stock and Class B common stock represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.
Each of the nominees currently serves as a member of our Board of Directors. As of the date of the 2021 Annual Meeting, two of our directors will be designated pursuant to the provisions of the Wengen Securityholders Agreement (as defined below). See “—Corporate Governance—Directors Designated by Certain of the Wengen Investors under the Wengen Securityholders Agreement.” Subject to the provisions of the Wengen Securityholders Agreement, our directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
Nominees for Election to the Board of Directors
The names of the nominees for election to the Board of Directors and certain information about such nominees, including their ages, are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”
Steven M. Taslitz, a current director, is not standing for re-election and will leave our Board of Directors as of the 2021 Annual Meeting. The Board is grateful to Mr. Taslitz for his dedication, service and contributions as a director of our Company. The Board of Directors intends to decrease the size of the Board of Directors from eleven to ten members effective as of the date of the 2021 Annual Meeting.
Name	Age	Position
Brian F. Carroll*	49	Director
Andrew B. Cohen	49	Director
William L. Cornog	56	Director
Pedro del Corro*	63	Director
Michael J. Durham*	70	Director
Kenneth W. Freeman*	70	Director, Chairman of the Board
George Muñoz*	69	Director
Dr. Judith Rodin*	76	Director
Eilif Serck-Hanssen	55	Director, President and Chief Executive Officer
Ian K. Snow*	51	Director

*
Independent director.

Brian F. Carroll is the managing partner of Carroll Capital LLC, a family investment office focused on lower middle market companies. He was, through 2016, a member of KKR, a global alternative asset manager. He joined KKR in 1995 and was head of the consumer and retail teams in Europe. He also was a member of the European Investment Committee. Prior to joining KKR, Mr. Carroll was with Donaldson, Lufkin & Jenrette, where he worked on a broad range of high yield financing, corporate finance and merchant banking transactions. In the past five years, Mr. Carroll has served as a member of the boards of directors of Flowgroup Plc, Pets at Home Group Plc, Cognita, Northgate Information Solutions, SMCP and Afriflora. Mr. Carroll earned a B.S. and B.A.S. from the University of Pennsylvania and an M.B.A. from Stanford University Graduate School of Business. Mr. Carroll has been a Director and the Chairman of the Compensation Committee of our Board of Directors since July 2007.
Andrew B. Cohen is the chief investment officer and co-founder of Cohen Private Ventures, LLC, which invests long-term capital, primarily in direct private investments and other opportunistic transactions, and manages family office activities, on behalf of Steven A. Cohen. From 2002 to 2005 and from 2010 to 2014, Mr. Cohen was an analyst and portfolio manager at S.A.C. Capital Advisors, L.P., an investment management firm and the predecessor to Cohen Private Ventures, LLC. From 2005 to 2009, Mr. Cohen was a managing director and partner of Dune Capital Management LP, an investment management firm. Mr. Cohen began his career at Morgan Stanley, where he was an analyst in the real estate department and principal investing group (MSREF) and then an associate in the mergers and acquisitions group after business school. Mr. Cohen currently is a director of Republic First Bancorp, Inc. and serves as a member of the boards of directors of several private companies. He also serves on the National Advisory Board of the Johns Hopkins Berman Institute of Bioethics and the Painting and Sculpture Committee of The Whitney Museum of American Art. In the past five years, Mr. Cohen has served as a member of the board of directors of Kadmon Holdings, Inc. Mr. Cohen earned a B.A. from the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Cohen has been a Director since June 2013.
William L. Cornog joined KKR Capstone, a consulting firm that provides services to KKR portfolio companies, in 2002 and currently serves as the managing partner of KKR Capstone. Mr. Cornog serves as a member of KKR’s Americas, EMEA, APAC, Infrastructure, TMT Growth Portfolio Management, Investment & Distribution and Valuation Committees. Prior to joining KKR Capstone, Mr. Cornog was with Williams Communications Group as the senior vice president and general manager of network services. Prior to Williams Communications Group, Mr. Cornog was a partner at The Boston Consulting Group. Mr. Cornog also has worked in direct marketing with Age Wave Communications and in marketing and sales positions with SmithKline Beckman. Mr. Cornog currently is a director of Channel Control Merchants and Optir, private companies in which KKR is an investor. Mr. Cornog earned a B.A. from Stanford University and an M.B.A. from Harvard Business School. Mr. Cornog has been a Director since February 2017 and the Chairman of the Nominating and Corporate Governance Committee of our Board of Directors since January 2018.
Pedro del Corro is a member of Torreal, S.A. (“Torreal”), one of the largest private investment firms in Spain. He joined Torreal in 1990 and is currently a Senior Advisor and Member of the Family Counsel. Prior to joining Torreal, Mr. del Corro held various positions with Procter & Gamble in Spain, Belgium, the United Kingdom and Portugal. Mr. del Corro currently is a director of each of Arbarin Sicav, S.A. and Inversiones Naira Sicav, S.A. In the past five years, he has served as a member of the boards of directors of Universidad Europea de Madrid, S.L.U., Imagina Media Audiovisual, S.L. and Saba Infraestructuras. Mr. del Corro earned a law degree from the Universidad de Deusto and a business administration degree from ICADE Business School — Universidad Pontificia de Comillas. Mr. del Corro has been a Director since February 2017.
Michael J. Durham was the president and chief executive officer of Cognizant Associates (“Cognizant”), a consulting company he founded, from 2000 to 2012. Before founding Cognizant, Mr. Durham served as director, president and chief executive officer of The Sabre Group, Inc. (“Sabre”), then a NYSE-listed company providing information technology services to the travel industry. Mr. Durham held those positions from October 1996, the date of Sabre’s initial public offering, until October 1999. Prior to that, Mr. Durham worked at AMR Corp./American Airlines, serving as the senior vice president and treasurer of AMR Corporation and the senior vice president of finance and the chief financial officer of American Airlines until he assumed the position of president of Sabre. In the past five years, Mr. Durham has served as a member of the boards of directors of Travelport Worldwide Limited and Hertz Global Holdings, Inc., the holding company for The Hertz Corporation. Mr. Durham earned a B.A. from the University of Rochester and an M.B.A. from Cornell University. Mr. Durham has been a Director since April 2017.
Kenneth W. Freeman has served as the Chairman of our Board of Directors since January 2019. Mr. Freeman is Dean Emeritus and Professor of the Practice at Boston University Questrom School of Business. He was named Dean Emeritus in September 2018 after serving as the Allen Questrom Professor and Dean from August 2010 to September 2018. Mr. Freeman also has served as Vice President Resources at Boston University since April 2020. Mr. Freeman served as a senior advisor of KKR from August 2010 through December 2014. From October 2009 to August 2010, Mr. Freeman was a member of KKR Management LLC, the general partner of KKR & Co. L.P. Mr. Freeman was a member of the limited liability company that served as the general partner of KKR from 2007. He joined the firm as a managing director in May 2005. From May 2004 to December 2004, Mr. Freeman was the chairman of Quest Diagnostics Incorporated, and from January 1996 to May 2004, he served as the chairman and chief executive officer of Quest Diagnostics Incorporated. From May 1995 to December 1996, Mr. Freeman was the president and chief executive officer of Corning Clinical Laboratories, the predecessor company to Quest Diagnostics Incorporated. Prior to that, he served in various general management and financial roles with Corning Incorporated. Mr. Freeman currently is a director of Production Resource Group, LLC and the Center for Higher Ambition Leadership. In the past five years, Mr. Freeman has served as chairman of the board of trustees of Bucknell University, chairman of the Graduate Management Admission Council and chairman of Lake Region Medical, Inc. Mr. Freeman earned a BSBA from Bucknell University and an M.B.A. from Harvard Business School. Mr. Freeman has been a Director since April 2017.
George Muñoz has been a principal in the Washington, D.C.-based investment banking firm Muñoz Investment Banking Group, LLC since 2001. Mr. Muñoz also has been a partner in the Chicago-based law firm Tobin & Muñoz, LLC since 2002. Mr. Muñoz served as the president and chief executive officer of the Overseas Private Investment Corporation from 1997 to January 2001. Mr. Muñoz was the chief financial officer and assistant secretary of the U.S. Treasury Department from 1993 until 1997. Mr. Muñoz is a certified public accountant and an attorney. Mr. Muñoz served three terms as president of the Chicago Board of Education in the mid-1980s. Mr. Muñoz has taught courses in globalization at Georgetown University in Washington D.C. and is co-author of the book “Renewing the American Dream: A Citizen’s Guide for Restoring of Competitive Advantage.” Mr. Muñoz currently is a director of each of Marriott International, Inc. (and a member of its audit committee), Altria Group, Inc. and Anixter International, Inc. (and a member of its compensation committee), and a trustee of the National Geographic Society. Mr. Muñoz earned a B.B.A. from the University of Texas, a J.D. and a Master of Public Policy from Harvard University, and an LL.M. in Taxation from DePaul University. Mr. Muñoz has been a Director since March 2013 and the Chairman of the Audit Committee of our Board of Directors since August 2013.
Dr. Judith Rodin served as the president of The Rockefeller Foundation from March 2005 to January 2017. The foundation supports efforts to combat global social, economic, health and environmental challenges. From 1994 to 2004, Dr. Rodin served as the president of the University of Pennsylvania. Before that, Dr. Rodin chaired the Department of Psychology at Yale University, and also served as the dean of the Graduate School of Arts and Sciences and provost, and served as a faculty member at the university for 22 years. From 1997 to 2013, Dr. Rodin served as a member of the board of directors of AMR Corporation (and a member of its audit committee). From 2002 to 2018, Dr. Rodin served as a member of the board of directors of Comcast Corporation (and a member of its audit and compensation committees). From 2004 to 2017, Dr. Rodin served as a member of the board of directors of Citigroup Inc. (and a member of its compensation committee). Dr. Rodin currently serves as a member of the boards of directors of several private companies and advises and speaks globally on education, resilience, impact investing and philanthropy. Dr. Rodin earned a B.A. from the University of Pennsylvania and a Ph.D. from Columbia University. Dr. Rodin has been a Director since December 2013.
Eilif Serck-Hanssen has served as our Chief Executive Officer since January 2018 and took on the additional title of President in July 2019. From March 2017 to December 2017, Mr. Serck-Hanssen served as our President and Chief Administrative Officer, as well as our Chief Financial Officer. From July 2008 through March 2017, Mr. Serck-Hanssen served as our Executive Vice President and Chief Financial

Officer. From February 2008 until July 2008, Mr. Serck-Hanssen served as chief financial officer and president of international operations at XOJET, Inc. In January 2005, Mr. Serck-Hanssen was part of the team that founded Eos Airlines, Inc., a premium airline, and until February 2008, Mr. Serck-Hanssen served as its executive vice president and chief financial officer. Prior to starting Eos Airlines, Mr. Serck-Hanssen served in several financial executive positions at US Airways, Inc. (now American Airlines, Inc.) and Northwest Airlines, Inc. (now Delta Airlines, Inc.), including serving as a senior vice president and treasurer of US Airways, Inc. Prior to joining the airline industry, Mr. Serck-Hanssen spent over five years with PepsiCo, Inc., in various international locations and three years with PricewaterhouseCoopers LLP (formerly Coopers & Lybrand Deloitte) in London. He is an Associate Chartered Accountant (ACA) and a member of the Institute of Chartered Accountants in England and Wales. Mr. Serck-Hanssen earned a B.A. from the University of Kent at Canterbury (United Kingdom), a B.S. from the Bergen University College (Norway) and an M.B.A. from the University of Chicago Booth School of Business. Mr. Serck-Hanssen has been a Director since January 2018.
Ian K. Snow is chief executive officer and a co-founding partner of Snow Phipps Group, LLC (“Snow Phipps”), a private equity firm. Prior to the formation of Snow Phipps in April 2005, Mr. Snow was a managing director at Ripplewood Holdings L.L.C., a private equity firm, where he worked from its inception in 1995 until March 2005. He currently serves as a director of each of the following private companies in which Snow Phipps holds an equity interest: Blackhawk Industrial Distribution, Inc., Brook &Whittle Limited, Cascade Environmental LLC, DecoPac, Inc., ECRM, LLC, Electric Guard Dog, LLC, FeraDyne Outdoors, LLC, HCTec, Inc., Ideal Tridon Holdings, Inc., Kele, Inc. and Teasdale Foods, Inc. From 1996 until 2007, Mr. Snow served as a member of the board of directors of Asbury Automotive Group, Inc. (and, from 2006 until 2007, a member of its audit committee). Mr. Snow earned a B.A. from Georgetown University. Mr. Snow has been a Director since July 2007.
Corporate Governance
Directors Designated by Certain of the Wengen Investors under the Wengen Securityholders Agreement
Our Board of Directors consists of 11 persons, three of whom are designated pursuant to the amended and restated securityholders agreement, dated February 6, 2017 (the “Wengen Securityholders Agreement”), among the Company, Wengen Alberta, Limited Partnership, an Alberta limited partnership and our controlling stockholder (“Wengen”), and certain other parties thereto. Under the Wengen Securityholders Agreement, each of the following is entitled to designate one of our directors so long as each owns at least 5,357,143 shares held through or acquired from Wengen: (i) Cohen Private Ventures, LLC (together with its affiliates, “CPV”), (ii) Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”) and (iii) Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP L Affiliate, LLC, Douglas L. Becker, our former Chairman and founder, Steven M. Taslitz, a Director of the Company, and each of their respective affiliates (together, the “Sterling Parties”). Mr. Cohen currently serves as the CPV-designated director, Mr. Cornog currently serves as the KKR-designated director and Mr. Taslitz currently serves as the Sterling Parties-designated director.
Pursuant to the Wengen Securityholders Agreement, in the event that any of CPV, KKR or the Sterling Parties ceases to own its respective minimum number of shares, the director designee selected by such party shall offer his or her resignation and such party shall no longer be entitled to designate a director to our Board of Directors. The Wengen Securityholders’ Agreement does not terminate upon the dissolution of Wengen.
In connection with the Mr. Taslitz’s decision not to stand for re-election to the Board of Directors, the Sterling Parties do not intend to designate a replacement to fill the vacancy created by Mr. Taslitz’s decision. The Sterling Parties, however, will retain the right to designate a director until they cease to beneficially own the requisite number of shares.
Director Independence
As discussed below, as a “controlled company,” we are not subject to the rules of The Nasdaq Stock Market (“Nasdaq”) requiring that our Board of Directors be comprised of a majority of independent directors. Our Board of Directors did, however, evaluate the independence of Dr. Rodin and Messrs. Carroll, del Corro, Durham, Freeman, Muñoz and Snow based on the Nasdaq definition of independence. The Nasdaq rules require that determinations regarding the independence of directors are made by the boards of directors of listed companies. The Nasdaq rules characterize an independent director as a director who is not an executive officer or employee of the company and who does not have a relationship that, in the opinion of the board of directors, would interfere with exercising independent judgment in carrying out a director’s responsibilities. The Nasdaq rules also contain certain categorical standards that serve as prohibitions against directors with certain specified relationships being considered independent.
After careful review of the information provided by each director whose independence was being evaluated and conducting discussions with each such director, and upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors affirmatively determined that each of Dr. Rodin and Messrs. Carroll, del Corro, Durham, Freeman, Muñoz and Snow satisfied the Nasdaq independence standards for purposes of serving as a director on our Board of Directors.
Controlled Company Exception
Wengen controls a majority of the voting power of our outstanding common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain Nasdaq corporate governance standards, including:
•
the requirement that a majority of the board of directors consist of independent directors;

•
the requirement that we have a nominating/corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•
the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•
the requirement for an annual performance evaluation of the nominating/corporate governance and compensation committees.

We utilize, and intend to continue to utilize, certain of these exemptions. As of April 16, 2021, a majority of our Board of Directors consisted of independent directors; however, our Nominating and Corporate Governance Committee and Compensation Committee do not and will not consist entirely of independent directors, and such committees do not and will not be subject to annual performance evaluations. Accordingly, for so long as we are a “controlled company,” our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements.
Board Diversity
Except with respect to the directors designated pursuant to the Wengen Securityholders Agreement, as documented in the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee takes into account a candidate’s experience, integrity, expertise, diversity, independence, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board duties in evaluating candidates who may be able to contribute to the Board as a whole — all in the context of an assessment of the perceived needs of the Board at that point in time. While the Company does not have a stand-alone diversity policy in place, and the Board does not make any particular weighting of diversity or any other characteristic when evaluating director nominees, the Board believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. As of our record date, 29 percent of our independent directors were women or racially or ethnically diverse individuals. We believe that our current directors possess diverse professional experiences, skills and backgrounds, in addition to, among other characteristics, high standards of personal and professional ethics and valuable knowledge of our business and our industry.

Board Leadership Structure
Our Board of Directors currently is led by an independent director, Kenneth W. Freeman, Chairman of the Board. Our Bylaws and Corporate Governance Guidelines permit the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. This flexibility allows our Board of Directors to decide, from time to time, in its business judgment after considering relevant factors, including the specific needs of the business and what is in the best interest of the stockholders, whether the two roles should be combined or separated. Our Board of Directors believes that our stockholders are best served at this time by having an independent director serve as Chairman of the Board. Our Board of Directors believes that this leadership structure effectively allocates authority, responsibility and oversight between management and members of our Board of Directors. The Chief Executive Officer retains primary responsibility for the operational leadership and strategic direction of the Company, while the Chairman facilitates our Board’s oversight of management and promotes communication between senior management and Directors.
Board Attendance
During 2020, our Board of Directors held 15 meetings and its committees collectively held 31 meetings. All of our Directors attended at least 75% of Board and applicable committee meetings in 2020. Directors are expected to attend meetings of our Board of Directors, meetings of the committees upon which they serve and meetings of our stockholders absent cause. Each incumbent Director attended the annual meeting of stockholders in May 2020.
Board Committees
Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Committee on Education.
The Audit Committee meets with our independent auditors to, among other things,: (i) review whether the Company follows satisfactory accounting procedures and whether our internal accounting controls are adequate; (ii) review and discuss any critical audit matters identified by the independent auditor in connection with its audit; (iii) monitor audit and non-audit services performed by the independent auditors; (iv) approve fees charged by the independent auditors; and (v) perform all other oversight and review of Laureate’s financial reporting process. The Audit Committee also reviews the performance of the independent auditors and annually selects the firm of independent auditors to audit Laureate’s financial statements. The Audit Committee currently consists of Messrs. Muñoz, Durham and Freeman, who each have sufficient knowledge in financial and auditing matters under Nasdaq rules. Further, the Board of Directors has determined that Mr. Muñoz, who serves as the chairman of the Audit Committee, is an “audit committee financial expert.” In addition, the Board of Directors has affirmatively determined that each of Messrs. Muñoz, Durham and Freeman meets the definition of “independent director” for purposes of the Nasdaq rules and the independence requirements of Rule 10A-3 of the Securities and Exchange Act of 1934 (as amended, the “Exchange Act”) and the Nasdaq listing rules. There were 13 meetings of the Audit Committee during 2020.
The Compensation Committee reviews and advises our Board of Directors on the Company’s overall compensation philosophy, polices and plans, reviews and approves the compensation for the Chief Executive Officer and the other executive officers of Laureate and generally reviews benefits and compensation for all officers and employees. The Compensation Committee also administers our equity plans and approves grants of equity awards. The Compensation Committee currently consists of Messrs. Carroll, Cohen, Cornog, del Corro, Freeman and Muñoz, with Mr. Carroll serving as the current Chairman. There were eight meetings of the Compensation Committee during 2020.
The Nominating and Corporate Governance Committee develops and recommends to the Board of Directors criteria for selecting qualified director candidates, identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors candidates for election to the Board of Directors, considers committee member qualifications, appointment and removal, recommends corporate governance principles, promotes and assesses the Company’s stated public benefit and activities as a public benefit corporation, and provides oversight in the evaluation of the Board of Directors and each committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Cornog,

Durham and Snow and Dr. Rodin. Mr. Cornog serves as the current Chairman of the Nominating and Corporate Governance Committee. There were seven meetings of the Nominating and Corporate Governance Committee during 2020.
The Committee on Education reviews and advises our Board of Directors regarding academic matters and policies, as well as new education products and technologies. The Committee on Education currently consists of Messrs. Freeman and Taslitz and Dr. Rodin, with Dr. Rodin serving as the current Chairwoman. There were three meetings of the Committee on Education during 2020.
Each of the above Committees has adopted a written charter, which has been approved by our Board of Directors. Copies of the charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are available on our website at http://investors.laureate.net under “Leadership & Governance.”
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
During 2020, no member of the Compensation Committee (i) had a relationship with us other than as a Director and, in certain cases, a stockholder or (ii) was (A) an officer or employee or a former officer, (B) a participant in a “related person” transaction or (C) an executive officer of another entity where one of our executive officers served on the Board of Directors. See “Certain Relationships and Related Party Transactions, and Director Independence” for a discussion of certain transactions to which affiliates of the members of the Compensation Committee were party.
Code of Conduct and Ethics
The Company has adopted a code of conduct and ethics (the “Code of Conduct”) that applies to all of its employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. The Code of Conduct is available on our website at http://investors.laureate.net under “Leadership & Governance.” If the Company ever were to amend or waive any provision of the Code of Conduct that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website at
http://investors.laureate.net rather than by filing a Current Report on Form 8-K.
Board Oversight of Risk Management
Our Board of Directors’ role in risk oversight of the Company is consistent with the Company’s leadership structure, with the President and CEO and other members of our executive leadership team having responsibility for assessing and managing the Company’s risk exposure and our Board of Directors and its committees providing oversight in connection with those efforts. Our Board of Directors exercises these responsibilities regularly as part of its meetings and also through its committees, each of which examines various components of risk as part of its responsibilities. Our Board of Directors regularly reviews the Company’s risk management program and processes.
The Audit Committee, among other things, has responsibility for oversight of risk management and in connection therewith (i) reviews with our President and CEO and CFO any report on significant deficiencies in the design or operation of our internal controls that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in our internal controls identified to the auditors, and any fraud that involves management or other employees who have a significant role in our internal controls; (ii) reviews and approves any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties; (iii) provides oversight of the Company’s ethics and compliance activities; (iv) discusses with management and our independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies; (v) discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures; and (vi) reviews with the Company’s chief legal officer and reports to our Board of Directors on litigation, material government investigations and compliance with applicable legal requirements and the Code of Conduct.

The Compensation Committee, among other things, monitors and assesses the risks associated with the Company’s compensation programs and policies and consults with its independent compensation consultant and with management regarding such risks.
The Nominating and Corporate Governance Committee, among other things, (i) reviews on an ongoing basis the adequacy of the corporate governance principles applicable to the Company and (ii) in consultation with the Audit Committee, reviews the Code of Conduct periodically and recommends such changes to such Code of Conduct as the Committee shall deem appropriate, and adopts procedures for monitoring and enforcing compliance with such Code of Conduct.
The Committee on Education, among other things, reviews on an ongoing basis and monitors risk associated with accreditation, academic quality, program development, student experience and outcomes, faculty development and technology infrastructure with respect to of all of the Company’s institutions.
In March 2020, the Board of Directors created a special Operations Advisory Committee to oversee, monitor and assess the impacts and risks of the COVID-19 pandemic on the Company and its stakeholders, and to assess the actions taken and to be taken by the Company in response to the pandemic. The Operations Advisory Committee met frequently for several months, after which management updates regarding COVID-19 were provided again directly to the Board of Directors.
The Company’s executive leadership team is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management policies. The Company has developed a consistent, systemic and integrated approach to risk management, including the risk management program, to help determine how best to identify, manage, and mitigate significant risks throughout the Company. Management regularly reports to our Board of Directors and its committees on a variety of risks, including strategic, operational, financial, legal, regulatory and cybersecurity risks, as well as the risks to the Company, its business and its employees due to the COVID-19 pandemic, and the efforts of management to address and mitigate such risks.
Environmental, Social and Governance Matters
For more than 20 years, we have remained committed to making a positive impact in the communities we serve, by providing accessible, high-quality undergraduate, graduate and specialized degree programs. We believe in the power of education to change lives. We know that when our students succeed, countries prosper and societies benefit.
In 2015, we redomiciled in Delaware as a public benefit corporation as a demonstration of our long-term commitment to our mission to benefit our students and society. In 2017, we became the first public benefit corporation publicly listed on any stock exchange in the world. We continually strive to achieve the highest standards of verified social and environmental performance, public transparency and legal accountability that balances profit and purpose.
You can read more about our extraordinary students, faculty and staff who are using their talent and passion to serve, uplift and empower their communities on our corporate website at www.laureate.net/impact.
Delinquent Section 16(a) Reports
Based on a review of reports filed with the Securities and Exchange Commission (the “SEC”) by our directors, executive officers and beneficial owners of more than 10% of our Class A common stock regarding their ownership and transactions in our common stock and written representations from those directors and executive officers, we believe that each director, executive officer and beneficial owner of more than 10% of our Class A common stock has filed timely reports under Section 16(a) of the Exchange Act during 2020, except that each of Messrs. Cohen and del Corro filed a Form 4 late relating to a grant of common stock and restricted stock units as part of our director compensation program. In addition, a timely Form 3 was not filed by Mr. Cohen in connection with his initial holdings of the Company’s common stock in connection with the Company’s initial public offering.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides an overview of our compensation philosophy, objectives, material elements of compensation, and the factors and process used in making compensation decisions with respect to our fiscal year 2020 named executive officers (“NEOs”) listed below.
NEOs	Title
Eilif Serck-Hanssen	President and Chief Executive Officer
Jean-Jacques Charhon(1)	Executive Vice President and Chief Financial Officer
Timothy Grace	Chief Human Resources Officer
Paula Singer(2)	Chief Executive Officer of Walden and Laureate Online Partners
Richard Sinkfield III(3)	Chief Legal Officer and Chief Ethics & Compliance Officer

(1)
Mr. Charhon resigned from his position with the Company effective April 1, 2021.

(2)
Ms. Singer was designated as an executive officer for a portion of 2020.

(3)
Mr. Sinkfield was appointed Chief Legal Officer and Chief Ethics & Compliance Officer effective July 17, 2020.

The discussion regarding the 2020 compensation of our NEOs is divided into four sections.
Page:
Executive Summary	14
Compensation Governance	15
Executive Compensation Program	16
Policies and Other Considerations	25
Executive Summary
The primary focus of our compensation philosophy is to pay for performance. We believe that our programs are effectively designed, align well with the interests of our stockholders and are instrumental to achieving our business strategy and key financial objectives.
On January 27, 2020, we announced that our Board of Directors had authorized the Company to explore strategic alternatives for each of its businesses to unlock stockholder value (the “Strategic Alternative Process”). During 2020 and early 2021, we made significant progress on our strategic review, having completed the sales of our business units in Chile, Honduras, Malaysia and Australia & New Zealand, and signed transaction agreements for the divestiture of Walden University and our operations in Brazil.
In connection with the Strategic Alternative Process, in January 2020, the Compensation Committee recommended and our Board of Directors approved certain changes to the Company’s compensation programs for the NEOs with respect to incentive-based compensation, severance and retention. Additionally, in March 2021, the Compensation Committee awarded special one-time discretionary bonuses to Messrs. Serck-Hanssen and Sinkfield to recognize their significant contributions in 2020 to the Strategic Alternative Process. For additional information regarding these compensation changes, see “—Severance Pay Arrangements and Retention/Bonus Transaction Agreements” and “—Discretionary Cash Bonuses.”
Further, as a result of uncertainty that existed as to the extent and duration of the COVID-19 pandemic and as part of measures taken to reduce expenses and preserve liquidity, the Company’s executive leadership team volunteered to temporarily reduce their base salaries for six months in 2020, other than Mr. Sinkfield, who was newly appointed as an executive officer in July 2020. Additionally, in response to the impact of the pandemic, in September 2020, the Compensation Committee approved modifications to the 2020 annual incentive plan program in order to encourage continued performance and retention. For additional information regarding the compensation changes taken in light of the COVID-19 pandemic, see “—Base Salary” and “—Annual Incentive Plan.”
In addition to executing our business plan to achieve strategic and operational results, such as driving financial performance, expanding margins, improving liquidity, and maximizing academic quality and successful student outcomes, the most critical strategic priorities for our NEOs during 2020 were to:
•
Deliver on key operating metrics despite the COVID-19 pandemic and divestiture timing challenges;

•
Successfully respond to the operational challenges resulting from the COVID-19 pandemic by transitioning all programs from face-to-face learning to online learning;

•
Taking into account the COVID-19 pandemic, implement initiatives across corporate and operating teams, resulting in cost savings and streamlining of processes;

•
Improve our organizational model to promote innovation, leadership and accountability within teams; and

•
In connection with the Strategic Alternative Process, execute global asset divestitures to unlock stockholder value.

Highlighted below are some of the key governance and design features with respect to our executive compensation programs for 2020:
What we do:	What we do NOT do:
Align pay with performance	Guarantee bonus payouts
Award annual incentive compensation subject to the achievement of pre-determined performance goals	Provide excessive executive perquisites
Incorporate multiple performance metrics within our variable pay components	Award equity grants with “single-trigger” accelerated vesting
Set challenging performance objectives	Accelerate vesting of equity awards for retirement
Incorporate payout caps for performance-based incentives	Provide for change in control tax gross-ups
Consider guidance from an independent compensation consultant	Provide supplemental executive retirement or medical plans
Maintain stock ownership guidelines for executive officers	Offer payment of dividends for unearned equity awards
Maintain an executive severance policy	Allow any hedging or pledging transactions
Compensation Governance
Pay Governance Process
The Compensation Committee is actively engaged in the compensation process to ensure appropriate compensation governance. The majority of compensation earned by our NEOs is a function of corporate and individual financial and operational performance against pre-established goals. Our executive officers have line of sight and considerable impact on the achievement of these goals. Our CEO, management and the Compensation Committee, in consultation with the Compensation Committee’s independent compensation consultant, ensure thorough oversight regarding the amount and form of executive compensation via the following pay governance processes:
Role	Management	Chief Executive Officer	Compensation Committee	Independent Compensation Consultant
Set CEO Target Compensation	—	—	Approve	Advise
Set Named Executive Officer Target Compensation	—	Recommend	Approve	Advise
Design Cash and Equity Incentive Programs (Metrics, Targets and Award Opportunities)	Develop	Recommend	Approve	Advise
Authorize Equity Grants and Cash Incentive Payouts	Recommend	Review	Approve	Review
Select and Review Peer Group(1)	Develop	Recommend	Approve	Develop

(1)
As discussed further below, the Company has historically performed annual competitive benchmarking against a peer group. In 2020, however, the Company did not do so given that NEO compensation was not increased in light of the Strategic Alternative Process.

Independent Compensation Committee Consultant
In order to obtain a fresh perspective on strategies that best align company performance and stockholder value with executive compensation, in September 2019, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its new independent compensation consultant for 2020 compensation decisions. Meridian reports directly to the Compensation Committee and does not provide any other services to the Company. Upon assessment of independence pursuant to SEC rules, the Compensation Committee concluded that no conflict of interest arose from this relationship. In its capacity as the Compensation Committee’s independent compensation consultant, Meridian provided insight to the Compensation Committee on certain regulatory requirements and concerns of our investors, assisted with the development of conceptual designs for equity and cash incentive compensation programs and provided to the Compensation Committee relevant alternatives to consider when making compensation decisions for the CEO and other NEOs, both in light of the Strategic Alternative Process and the COVID-19 pandemic.
Consideration of Non-Binding Advisory Stockholder Vote on Compensation
In making executive compensation determinations, the Compensation Committee also considers the results of the non-binding, advisory stockholder votes on our executive compensation program. Our stockholders approved our executive compensation program by over 99% of votes cast on the say-on-pay proposal in our 2020 Proxy Statement. The Compensation Committee is mindful of our stockholders’ endorsement of the Compensation Committee’s past decisions and policies and has maintained its general approach to executive compensation for decisions made to date. The Compensation Committee will continue to consider the results from this year’s and future advisory stockholder votes regarding our executive compensation program.
Executive Compensation Program
Compensation Philosophy, Strategy and Principles
We design motivational incentives for our leaders to align their interests with three main priorities that are also important to our investors:
•
value creation and delivery through superior operating performance;

•
a clear emphasis on long-term organizational financial stability and viability; and

•
securing and safeguarding the talent to manage and continue to achieve our stated business objectives.

We use a diverse set of equity and cash incentives realizable upon achievement against performance targets. Each incentive is selected to encourage the right behaviors and results for our success and that of our students in the near- and long-term. Additionally, our program discourages our executives from taking excessive risk and encourages them to model, in an ethical way, our values, culture and mission, which is to expand access to quality higher education to make the world a better place.
The following four guiding principles further shape our executive compensation program:
•
target compensation is designed to be competitive and reflective of the competitive value of the job in the marketplace;

•
the majority of actual compensation is at risk, with no guaranteed payout;

•
levels of pay at risk are correlated with increasing levels of responsibility and impact; and

•
pay must simultaneously motivate ethical decision making, educational excellence, acting with integrity and exceptional performance.

NEO Pay
Target compensation levels for our executive officers are not dictated by any specific percentile of the market. Rather, the Compensation Committee considers such data in addition to the following factors to establish target pay levels:
•
the need to attract and retain high-caliber talent;

•
the degree to which each executive officer has consistently delivered results;

•
internal pay equity;

•
each executive’s tenure, skills and experience;

•
expected contributions of each executive;

•
future potential; and

•
achievement of previously established corporate performance objectives.

Compensation Peer Group
Historically, the Compensation Committee used data derived from a peer group, developed in part by the independent compensation consultant, to inform its decisions about overall compensation, compensation elements, optimum pay mix and the relative competitive landscape of our executive compensation program. In 2020, in light of the Strategic Alternative Process, the Compensation Committee determined not to increase NEO compensation and thus did not perform competitive benchmarking against a defined peer group, although the Compensation Committee could determine to resume competitive benchmarking in the future.
Executive Compensation Pay Components
Fixed vs. Variable Pay
Laureate’s executive compensation program is predominantly composed of three main components: base salary, our Annual Incentive Plan (“AIP”) and our long-term equity incentive plan. To ensure alignment with our pay for performance philosophy, we focus our executive compensation program on variable pay while still providing competitive fixed base salaries to promote both short-term and long-term retention and performance.

Pay Mix
The graphs below show the Annual Total Target Compensation for our CEO and Average Annual Target Compensation for other NEOs (excluding our CEO) for 2020:
Values above do not include special equity or cash awards that were given as a part of new hire, promotional, retention or other agreements.
Base Salary
The base salary of our NEOs is intended to provide a competitive fixed element of income to reward responsibility, experience, skills and competencies relative to the market, while effectively managing our overall fixed expenses. Annual salary increases, if any, are reviewed based on performance from the prior year by the Compensation Committee.
In March 2020, the Compensation Committee reviewed the base salary of each of our NEOs (other than Mr. Sinkfield as explained below) and determined, in light of the Strategic Alternative Process, to maintain the base salary of each NEO at their 2019 levels, representing the second year of no salary increase for Messrs. Serck-Hanssen, Charhon and Grace.
Subsequently, at management’s request as part of the Company’s efforts to reduce costs and preserve liquidity in response to the COVID-19 pandemic, the Committee approved certain voluntary executive salary reductions, effective May 16, 2020, for a total of six months. Specifically, Mr. Serck-Hanssen agreed to a 20% temporary reduction in base salary, and Messrs. Charhon and Grace and Ms. Singer agreed to a 15% temporary reduction in base salary, in each case for a six-month period.
On July 17, 2020, Mr. Sinkfield was appointed to the position of Chief Legal Officer and Chief Ethics & Compliance Officer and received a promotion increase in base salary to $420,000 as of such date.
Annual Incentive Plan
Our AIP is intended to recognize measures of overall company performance and profitability. Both individual and organizational targets are designed to be challenging, but attainable.
The AIP Target Amount for each NEO is based on a percentage of base salary. The actual AIP payment depends on both organizational and individual performance and is calculated using the following formula:

The organizational multiplier for executives with corporate responsibility is based on Laureate’s overall business results. The organizational multiplier for executives with regional responsibility reflects an average of their regional results and Laureate’s overall business results.
The four selected metrics used for the AIP, as defined in the table below, focus executives on the financial sustainability of the organization: Adjusted Financing EBITDA, Unlevered Free Cash Flow, Revenues and New Enrollment (an education industry metric).
Financial Metric	Definition
Adjusted Financing EBITDA
•
Similar to Adjusted EBITDA (defined below), Adjusted Financing EBITDA excludes the impact of foreign currency exchange rates as compared to the spot exchange rates assumed in our internal budgets and certain extraordinary or nonrecurring items, which the Compensation Committee believes are not indicative of ongoing results. The Compensation Committee believes that Adjusted Financing EBITDA is an important measure in evaluating management’s success in positioning the Company for sustainable profitability, a primary goal.

Adjusted EBITDA is defined as income (loss) from continuing operations before income taxes and equity in net income of affiliates, adding back the following items: (loss) gain on sales of subsidiaries, net; actual foreign currency exchange gain (loss), net; other (expense) income, net; gain (loss) on derivatives; loss on debt extinguishment; interest expense; interest income; depreciation and amortization expense; loss on impairment of assets; share based compensation expense; and expenses related to our Excellence in Process enterprise wide initiative to optimize and standardize our processes to enable sustained growth and margin expansion.

Unlevered Free Cash Flow	• Operating cash flow less capital expenditures, adding back cash interest (a non GAAP measure).
Revenues	• Fees generated from our provision of educational services and products before any costs or expenses are deducted. Year-to-year growth in revenues indicates a strong base for future growth.
New Enrollment
•
The number of students who enroll in an academic program for the first time or students who return to their academic program after an absence of at least two years. New enrollment indicates that there is continued interest in the Laureate International Universities and can be a leading indicator of future revenue levels.

While each of Revenues and New Enrollment is critical to our ability to grow over the long term, Adjusted Financing EBITDA and Unlevered Free Cash Flow are weighted the heaviest, as shown in the below table, because of the Compensation Committee’s focus on sustainable corporate and regional profitability and liquidity. The 2020 AIP was designed so that a multiplier would be applied to the respective weight of each metric, which proportionally reduced or increased a participant’s award depending upon the extent to which the goal for each metric was missed or exceeded, as applicable, and as set forth in the table below. For performance percentages between the levels set forth in the table, the resulting payout percentage is interpolated on a linear basis.
Levels of Performance	Percent Payout	Performance Against Plan	Adjusted Financing EBITDA	Unlevered Free Cash Flow	Revenues	New Enrollments
		Weight	30%	30%	20%	20%
Maximum	200%	Percent of Target	110%	120%	105%	115%
Target	100%	Value for 100% Payout	Target	Target	Target	Target
Threshold	0%	Percent of Target	90%	80%	95%	85%

Generally, our overall incentive awards are capped at 200% of target; however, the Compensation Committee has discretion to adjust such caps based on individual performance for the year. Considerations affecting evaluation of individual performance may include extraordinary economic or business conditions, the state of the business, deviations from forecasted business targets that are unrelated to the executive’s performance and other external factors that, in the CEO’s judgment (or the Compensation Committee’s judgment in the case of the CEO’s individual performance), may have affected our financial and operating results. The Compensation Committee also considers constructive strategic issues that have long-term consequences, such as positive student outcomes like job placement and on-time graduation, achieving the highest academic and operational standards and regulatory compliance. The NEOs also are rewarded, through the individual performance component, for important strategic contributions, such as building succession plan pipelines and high-performance cultures.
Because the Compensation Committee’s intent in designing the 2020 AIP was for the NEOs to focus on improved profitability and maintaining internal controls, the 2020 AIP initially approved by the Compensation Committee in March 2020 provided that: (i) had we achieved less than 90% of the Adjusted Financing EBITDA goal, none of the NEOs would have received any AIP award, (ii) the individual performance multiplier of 20% was capped at 200% achievement and could not exceed the organizational multiplier, (iii) had a deficiency or material weakness in internal controls under an NEO’s responsibility been identified, such NEO’s AIP award could have been reduced, and (iv) if the Company achieved below the threshold percentage for any metric, then the portion of the AIP award dependent on such metric would be entirely deducted from an NEO’s total 2020 AIP award opportunity.
As a result of the impact of the COVID-19 pandemic on the Company’s business, the Compensation Committee determined that the existing incentive targets for 2020 had become unrealistic to achieve and that modifications to the program were necessary in order to motivate and retain employees, including the NEOs. Accordingly, in September 2020, the Compensation Committee approved the following modifications to the 2020 AIP while maintaining the original targets: (i) lowered thresholds for each metric in the AIP, as follows: Adjusted Financing EBITDA — 80%, Unlevered Free Cash Flow — 70%, Revenues — 85%, and New Enrollment — 75%; (ii) eliminated the requirement of achieving 90% minimum Adjusted Financing EBITDA as a precondition for funding any bonus payment, and (iii) capped payouts at 100% of target regardless of performance above the originally set targets. The Online and Partnerships business was excluded from such modifications given the limited COVID-19 impact in that business. The Compensation Committee believed that this approach was most consistent with the original intent of the AIP while ensuring that the program still motivated employees for the remainder of the year and through the bonus payment date, thereby providing continued focus on performance.
Certain Adjustments in Measuring Performance
In measuring financial performance for purposes of our incentive compensation programs, the Compensation Committee focuses on the fundamentals of the underlying business performance and adjusts for items that are not indicative of ongoing results. For example, Adjusted Financing EBITDA, Unlevered Free Cash Flow (for the corporate level metric) and revenue measures are expressed in constant currencies (i.e., excluding the effects of foreign currency translation) because we believe that period-to-period changes in foreign exchange rates can cause our reported results to appear more or less favorable than business fundamentals indicate. The Compensation Committee’s approach to other types of adjustments is subject to pre-established guidelines, including materiality, and is designed to provide clarity and consistency as to how it views the business when evaluating performance. Charges and credits that may be excluded from Adjusted Financing EBITDA include strategic items (such as restructurings, acquisitions and divestitures) and regulatory items (such as changes in law or tax or accounting rules), and charges and credits that may be excluded from Adjusted Financing EBITDA and Unlevered Free Cash Flow include certain extraordinary and non-recurring items (such as natural disasters or social unrest).
2020 AIP Outcomes
At the end of each fiscal year when results are available, all organizational multipliers, the individual performance multipliers of each NEO and the overall annual incentive award for each NEO are reviewed and approved by the Compensation Committee.

AIP payments reflect the Compensation Committee’s assessment of each NEO’s individual performance and our overall performance when measured against the goals established by the Compensation Committee for 2020 of Adjusted Financing EBITDA, Unlevered Free Cash Flow, revenues, new enrollments and individual objectives. In assessing 2020 performance under the AIP, the Compensation Committee took into account the impact of certain notable items, including the impact of the COVID-19 pandemic and transaction expenses relating to divestitures.
For the corporate NEOs, Messrs. Serck-Hanssen, Charhon, Grace and Sinkfield, 2020 AIP awards were measured, in part, based on Corporate level performance results. The following table contains the goal for each operational metric used to determine the organizational multiplier component of the AIP awards earned in respect of 2020 performance by the corporate NEOs.
Performance Metric	Target	Weighted Target as % of Award	Weighted Target as % of Corporate Component	2020 Actual Performance	2020 Actual Payout %
Organizational multiplier metrics
Adjusted Financing EBITDA*	$711.4	24%	30%	$704	28%
Unlevered Free Cash Flow*	$370.4	24%	30%	$406	40%
Revenues*	$3,231.6	16%	20%	$3,052	13%
New Enrollments	522,708	16%	20%	450,000	9%
		80%	100%		89.5%

*
In millions

For Ms. Singer, the organizational multiplier component of the 2020 AIP award was measured based 50% on corporate level performance results and 50% on the performance results of the business unit for which she had responsibility, Online and Partnerships. The following table contains the goal for each operational metric used to determine the Online and Partnerships component of the organizational multiplier for the AIP awards earned in respect of 2020 performance by Ms. Singer.
Performance Metric	Target	Weighted Target as % of Award	Weighted Target as % of Corporate Component	2020 Actual Performance	2020 Actual Payout %
Organizational multiplier metrics
Adjusted Financing EBITDA*	$167	24%	30%	$187	54%
Unlevered Free Cash Flow*	$155	24%	30%	$204	60%
Revenues*	$619	16%	20%	$639	26%
New Enrollments	32,000	16%	20%	32,000	19%
		80%	100%		159%

*
In millions

In determining the 2020 AIP payments, the Compensation Committee considered 2020 results with respect to each performance metric and 2020 results as a percentages of the applicable corporate goal and the approved reduced minimum thresholds — in particular, that the Company (i) significantly exceeded the target for Unlevered Free Cash Flow, mainly due to proactive cost saving initiatives, and (ii) despite the COVID-19 pandemic impacts, only slightly missed the target for Adjusted Financing EBITDA. Further, the individual multiplier for each of the NEOs as described below could not exceed the organizational multiplier and, accordingly, was capped at 89.5%, except for Ms. Singer. For Ms. Singer, her individual multiplier could not exceed 159%, which was her organizational multiplier as described above. The Compensation Committee believes that the below-target 2020 payouts for Corporate NEOs, as shown in the table below, appropriately balance the extraordinary achievements of management in navigating through the pandemic and maintaining liquidity, as well as the challenging environment in which the Company operated for most of 2020. The table below provides information relating to the 2020 target and actual AIP payments for each of the NEOs, both in dollar amounts and as a percentage of year-end base salary.
Executive	Bonus Salary Amount ($)	AIP Target Award as % of 2020 Year-End Salary	Target 2020 AIP Award ($)	Approved Individual Performance Multiplier	Actual Award ($)	Actual Award as a % of Target Award
Eilif Serck-Hanssen	850,000	130%	1,105,000	89.5%	988,975	89.5%
Jean-Jacques Charhon	600,000	100%	600,000	89.5%	537,000	89.5%
Timothy Grace	500,000	80%	400,000	89.5%	358,000	89.5%
Paula Singer	459,000	100%	459,000	150%	594,644	129.55%
Richard Sinkfield III(1)	420,000	61%	258,216	89.5%	231,103	89.5%

(1)
For Mr. Sinkfield, his bonus was prorated based on his July 17, 2020 promotion as follows: for the period of time prior to his promotion, based 50% on the organizational multiplier and 50% on his individual performance, and, for the period of time after his promotion, based 80% on the organizational multiplier and 20% on his individual performance.

Discretionary Cash Bonuses
The Compensation Committee believes that Messrs. Serck-Hanssen and Sinkfield made significant contributions in 2020 to the Strategic Alternative Process resulting in completed sales of our business units in Chile, Honduras, Malaysia and Australia & New Zealand, and signed transaction agreements for the divestitures of Walden University and our operations in Brazil. In order to recognize these important achievements, efforts and leadership, in March 2021, the Compensation Committee awarded special one-time discretionary bonuses to Mr. Serck-Hanssen in the amount of $1,000,000 and to Mr. Sinkfield in the amount of $333,333.
Long-Term Incentive Plan: Stock-Based Compensation
The Laureate Education, Inc. Amended and Restated 2013 Long-Term Incentive Plan (as amended and restated from time to time, the “2013 Plan”) was established for the benefit of officers, employees and certain directors of the Company and its subsidiaries, as well as for others performing consulting or advisory services for the Company. The purpose of the 2013 Plan has been to provide incentives that will attract, retain and motivate high performing officers, employees, directors and consultants by providing them with appropriate incentives to maximize stockholder value and contribute to the long-term success of the Company. We have granted long-term equity awards under the 2013 Plan consistent with the view that stock-based incentive compensation opportunities play a key role in our being able to recruit, motivate and retain qualified individuals. While our compensation packages generally include a number of different components, we believe that equity compensation is key to linking pay to performance and aligning executives with stockholders, as it encourages employees to work toward our success and aligns their interests with those of our stockholders by providing them with a means by which they can benefit from increasing the value of the Company’s stock.
Our stock-based compensation is intended to be a significant portion of NEO compensation to create a link between executive compensation and our long-term performance, thereby creating alignment between executive and stockholder interests. The Compensation Committee believes that the best way to align compensation of our NEOs with long-term growth and profitability is to design long-term incentive compensation that is, to a great degree, dependent upon Company performance.
Historically, our annual grant program used a mix of performance share units (“PSUs”), restricted stock units (“RSUs”) and stock options. As a result of the Strategic Alternative Process, the Compensation Committee determined not to grant stock options in 2020 and to focus instead on PSUs and RSUs, as discussed below.

•
50% — PSUs:   PSUs vest in equal annual installments over a three-year period, subject to achievement of annual Adjusted Financing EBITDA targets. For 2020, the Adjusted Financing EBITDA target was $745,519,000. All unvested PSUs are forfeitable upon termination of employment prior to vesting. PSUs do not provide voting or dividend rights until the units are vested and settled in shares of our Class A common stock.

•
50% — RSUs:   Time-based RSUs vest in three equal annual installments, subject to continued employment on each applicable vesting date. All unvested RSUs are forfeitable upon termination of employment prior to vesting. RSUs do not provide voting or dividend rights until the units are vested and settled in shares of our Class A common stock.

We believe that the use of both performance-based and time-based awards creates a strong focus on executive motivation, performance and retention. For additional information on all 2020 and outstanding equity grants to the NEOs, see the “Grants of Plan-Based Awards” table and the “Outstanding Equity Awards at Fiscal Year-End” table under “Executive Compensation Tables.”
In September 2020, the Compensation Committee approved an additional equity award with a grant date fair value of approximately $58,000 for Mr. Sinkfield in connection with his promotion to Chief Legal Officer and Chief Compliance & Ethics Officer. The terms of the additional equity award, which included RSUs and PSUs and had a grant date of September 11, 2020, were substantially similar to terms of Mr. Sinkfield’s 2020 annual grants.
Our NEOs also may receive inducement grants at the time of hire or grants for recognition and retention, promotions or other purposes. The equity award value, vesting requirements and type of award for these ad hoc grants may vary depending on the purpose of the grant. Except for Mr. Sinkfield, as described above, no NEO received any such grant in 2020.
In March 2021, the Compensation Committee determined, based on the Company’s 2020 audited consolidated financial statements, that the applicable 2020 performance goals based on Adjusted Financing EBITDA had been achieved, taking into account permitted adjustments, including for the impact of COVID-19, for those PSUs that were granted on an annual basis to certain executives, including the NEOs (the “Annual PSUs”). Accordingly, the 2020 tranche of the Annual PSUs vested and were settled in shares of our Class A common stock in March 2021.
Other Compensation
Non-Qualified Deferred Compensation Plan
We also maintain a deferred compensation plan (the “DCP”), which is intended to promote executive retention by providing a long-term savings opportunity on a tax-efficient basis. See “—Executive Compensation Tables—2020 Nonqualified Deferred Compensation” for additional information.
Benefits
We provide various employee benefit programs to our NEOs, including medical, dental, life/accidental death and dismemberment, and disability insurance benefits, and our 401(k) Retirement Savings Plan. These benefit programs are generally available to all of our U.S.-based full-time employees. Our NEOs also were provided with individual supplemental executive long-term disability coverage in 2020. Through the Company’s Group Pinnacle Care plan, which is offered to all U.S.-based full-time employees, our NEOs may participate in the Pinnacle Care Health Consulting Service, a health advisory firm that provides advice and other assistance with health care decisions and gives them access to a personal health advisor with around the clock service. These benefits are provided to the NEOs to eliminate potential distractions from performing their regular job duties. We believe that the cost of these programs is counterbalanced by an increase in productivity by the executives receiving access to them. In connection with offers of employment, the Company may provide relocation benefits to executives, including the NEOs.
Severance Pay Arrangements and Retention/Bonus Transaction Agreements
Severance Policy Guidelines
In March 2018, the Compensation Committee approved a general severance policy for all employees, including our NEOs, with a goal of providing consistent decisions regarding severance payment amounts and timing of payments upon termination of executive and non-executive employees. In July 2019, the Company established the Laureate Education, Inc. Severance Policy for Executives (the “Executive Severance Plan”), which forms part of the general severance policy. The Executive Severance Plan, which applies to all NEOs, provides severance benefits in connection with a “qualifying termination,” which is defined to mean a termination of employment: (i) prior to a “change in control,” by the Company other than for “cause;” and (ii) on or within the 12-month period after a “change in control,” by the Company other than for “cause” or by the executive officer for “good reason.” For a detailed description of the Executive Severance Plan, see “—Executive Compensation Tables—Potential Payments upon Termination or Change in Control.”
Messrs. Serck-Hanssen and Charhon Offer Letters.
At the time Mr. Serck-Hanssen was hired as our Executive Vice President and Chief Financial Officer in 2008, the Compensation Committee thought it appropriate to authorize Mr. Serck-Hanssen’s written offer of employment to include a provision entitling Mr. Serck-Hanssen to a lump sum severance benefit in the event that we terminate his employment without cause.
At the time Mr. Charhon was hired, the Compensation Committee determined that it was appropriate to authorize a written offer of employment that included a provision entitling him to a severance benefit in the event of a termination of employment without cause and other than for disability.
NEO Retention and Transaction Bonus Agreements
In January 2020, the Compensation Committee recommended, and our Board of Directors approved, certain changes to the Company’s compensation programs in connection with the Strategic Alternative Process, which changes were finalized by the Compensation Committee in February 2020. The changes were implemented through individual letter agreements that the Company entered into with the NEOs in March 2020 and by amendment to the Executive Severance Plan.
In connection with these changes, the NEOs are eligible to receive a pro rata annual bonus (based on target) for the year of a qualifying termination of employment on or following a change in control under the Executive Severance Plan. In addition, if an NEO is terminated without “cause” or resigns with “good reason” either prior to the completion of the Strategic Alternative Process or within 12 months following the end of the Strategic Alternative Process, the NEO will receive the same benefits (including the pro rata target annual bonus referred to in the prior sentence) that the NEO would have received upon a qualifying termination of employment on or following a change in control under the Executive Severance Policy.
In addition, if a participant under the 2013 Plan, including an NEO, is terminated without “cause” or resigns with “good reason” either prior to the completion of the Strategic Alternative Process or within 12 months following the end of the Strategic Alternative Process, then all outstanding equity awards then held by the participant under the 2013 Plan will receive the same treatment as such equity awards would have received upon a qualifying termination on or following a change in control (i.e., full accelerated vesting of unvested equity awards).
Finally, in connection with these changes, the Compensation Committee implemented a cash retention bonus program in which the NEOs, other than Ms. Singer, who is instead eligible for the Singer Retention/Transaction Bonus (as defined below), are eligible to participate. The retention bonus under the program is contingent upon achieving key performance targets. The retention bonus is payable on the earlier of a change in control or the date on which our Board of Directors determines that the Strategic Alternative Process is complete, and the amount of the retention bonus will be determined based on the NEO’s base salary as of the date of the retention letters, the length of the Strategic Alternative Process and the total value to stockholders. The target amount of the cash retention bonus is 75% of the NEO’s base salary as of the date of the retention letters. For Messrs. Serck-Hanssen and Grace, the actual retention bonus amount will be adjusted up or down in a range of 0% to 200% of target based generally on total return to the Company’s stockholders and on the earlier of when our Board of Directors determines that the Strategic Alternative Process is ended and the date of the termination of the NEO (the “Valuation Date”) occurs. For Mr. Sinkfield, 50% of the actual retention bonus amount will be adjusted up or down in a range of 0% to 200% of target based generally on total return to the Company’s stockholders and when the Valuation Date occurs and 50% will be paid based on a prorated portion of target based on when the Valuation Date occurs. Under this program, if an NEO is terminated without “cause” or resigns with “good reason” before the end of the Strategic Alternative Process, then the NEO would be eligible to receive a lump sum pro rata award. Mr. Charhon was excluded from this discussion given that he is not eligible for a cash retention bonus due to his resignation from his position effective April 1, 2021, and such resignation was not with “good reason”.
Ms. Singer is eligible for a regional retention/transaction bonus, under which a special bonus is payable upon the earlier of July 31, 2021 and the date of the closing of a transaction that results in the Company having sold all or substantially all of its interest in or assets of the Company’s Walden segment (such bonus, the “Singer Retention/Transaction Bonus”). For Ms. Singer, if such a transaction occurs prior to July 31, 2021, she will receive a bonus equal to 75% of her 2019 base salary (the “Singer Bonus Amount”). If such a transaction does not occur prior to July 31, 2021, Ms. Singer will receive a bonus equal to 50% of the Singer Bonus Amount. Ms. Singer’s entitlement to the Singer Retention/Transaction Bonus is contingent upon her continued employment through the date of such a transaction or July 31, 2021, as applicable.
See “—Executive Compensation Tables—Potential Payments upon Termination or Change in Control” for a discussion of the severance benefits available to our NEOs.
Policies and Other Considerations
Stock Ownership Guidelines
We recognize the importance of utilizing quantifiable standards to ensure that our executives’ personal financial interests are in close alignment with those of our stockholders. To that end, our Director & Executive Officer Stock Ownership and Retention Guidelines (the “Stock Ownership Guidelines”) require executives, including our NEO’s, to have stock ownership levels as follows: five times annual base salary for our CEO and three times annual base salary for all other executives.
The following are considered when determining if an executive has met these guidelines:
•
Company Class A or Class B common stock owned exclusively by the NEO, jointly with his or her spouse, or in a trust for the benefit of members of his or her family; and

•
the in-the-money portion of vested, unexercised stock options.

The following are not considered:
•
unvested or unearned performance-vesting shares/units;

•
unvested or previously exercised stock options; and

•
underwater stock options.

Until such guidelines are met and as each award is exercised, vested or earned, the CEO is expected to retain 75% of net profit shares and other NEOs are expected to retain 50% of net profit shares.
Anti-Hedging and Anti-Pledging Policy
Laureate prohibits employees, executive officers and directors from engaging in any form of hedging transaction or holding Laureate securities in margin accounts, or pledging Laureate securities as collateral for loans.
Compensation Program Risk Considerations
Management, the Compensation Committee and the Compensation Committee’s independent compensation consultant have reviewed and considered our compensation plans and practices for all of our employees and do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We utilize many design features that mitigate the possibility of encouraging excessive risk-taking behavior. Among these design features are the following:

•
reasonable goals and objectives that are well-defined and communicated;

•
a strong recoupment (“clawback”) policy;

•
balance of short- and long-term variable compensation tied to a mix of financial and operational objectives;

•
market-aligned severance policy for executives that does not have automatic single-trigger equity vesting;

•
prohibition on executive officers and directors engaging in any form of hedging transaction or holding Laureate securities in margin accounts, or pledging Laureate securities as collateral for loans;

•
retaining an independent compensation consultant for the Compensation Committee;

•
capping annual incentive plan payouts;

•
stock ownership guidelines; and

•
the Compensation Committee’s ability to exercise downward discretion in determining payouts.

Clawback Policy
Under the Company’s Executive Incentive Compensation Recoupment Policy, also known as a “clawback” policy, executives who violate confidentiality, non-competition, and non-solicitation agreements forfeit any outstanding awards under the 2013 Plan and must return any gains realized from awards prior to the violation. These provisions serve to protect our intellectual property and human capital and help ensure that executives act in the best interests of Laureate and its investors. We plan to revise the Executive Incentive Compensation Recoupment Policy to be consistent with the final rules implementing the requirements of the Dodd-Frank Act.
Tax and Accounting Implications
As part of its role, the Compensation Committee considers the tax and accounting impacts reflected in our financial statements when establishing our compensation plans. The forms of compensation it selects are intended to be cost efficient. Under GAAP, the cash AIP awards and performance-based equity awards result in “accrual” accounting, which means that the estimated payout of the award, along with any changes in that estimate, are recognized over the performance period. Our ultimate expense will equal the value earned by and paid to the executives. Therefore, the ultimate expense is not determinable until the end of the performance period.
Additionally, the Compensation Committee considers whether the forms of compensation it selects are tax deductible compensation consistent with our philosophies of aligning pay with performance and the interests of our NEOs with those of our investors.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
COMPENSATION COMMITTEE
Brian F. Carroll
Andrew B. Cohen
William L. Cornog
Pedro del Corro
Kenneth W. Freeman
George Muñoz

Executive Compensation Tables
Summary Compensation Table
The following table sets forth information regarding the compensation of our NEOs for 2020, 2019 and 2018.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus(2)	Stock Awards(3)	Option Awards(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Eilif Serck-Hanssen President and Chief Executive Officer	2020	765,708	1,000,000	2,550,020	—	988,975	12,159	5,316,862
	2019	850,000	—	1,862,500	621,075	1,689,589	12,009	5,035,173
	2018	850,000	—	1,960,215	653,608	1,671,349	11,859	5,147,031
Jean-Jacques Charhon Executive Vice President and Chief Financial Officer	2020	555,375	—	1,500,014	—	537,000	8,550	2,600,939
	2019	600,000	—	1,107,358	369,203	917,424	8,400	3,002,385
	2018	600,000	—	461,220	753,790	387,312	62,950	2,265,272
Timothy Grace Chief Human Resources Officer	2020	462,812	—	400,010	—	358,000	8,550	1,229,372
	2019	500,000	—	292,159	97,423	611,616	8,400	1,509,598
	2018	297,436	—	321,730	107,220	520,416	423,133	1,669,935
Paula Singer Chief Executive Officer, Walden and Laureate Online Partners	2020	424,862	—	459,004	—	594,644	8,550	1,487,060
	2019	457,500	—	328,679	109,602	558,328	8,400	1,462,509
Richard Sinkfield III Chief Legal Officer and Chief Ethics & Compliance Officer	2020	379,647	333,000	215,532	—	231,103	8,550	1,167,832

(1)
Salary rates in 2020 were unchanged from 2019, but reflected voluntary temporary salary reductions taken in light of the impact of the COVID-19 pandemic on the Company for all of the NEOs, other than in the case of Mr. Sinkfield. For Mr. Sinkfield, his salary was prorated in 2020 based on the effective date of his promotion to Chief Legal Officer and Chief Ethics & Compliance Officer on July 17, 2020.

(2)
For Messrs. Serck-Hanssen and Sinkfield, the Compensation Committee granted a special one-time discretionary cash bonus in recognition of their significant contributions to the Company’s strategic review process during 2020.

(3)
Except as otherwise noted, reflects the grant date fair value of awards, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation — Stock Compensation (“ASC 718”). For a discussion of the assumptions related to the calculation of this value, refer to Note 12, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(4)
For 2020, represents amounts earned under the 2020 AIP.

(5)
For 2020, includes $8,550 contributed pursuant to our 401(k) matching program and, for Mr. Serck-Hanssen, includes $3,609 for executive supplemental disability plan premiums.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Arrangements.   We have entered into offer letters or employment agreements with each of the NEOs, which provide for an NEO’s base salary as of the commencement of employment, the target annual incentive and the long-term incentive equity awards. See “—Compensation Discussion and Analysis—Base Salary” for more information regarding these base salaries for the NEOs.

Annual Incentive Awards.   In 2020, annual cash incentive awards were granted under the 2020 AIP. See “—Compensation Discussion and Analysis — Annual Incentive Plan” for more information regarding the 2020 AIP.
Long-Term Incentive Awards.   In 2020, the Company granted annual long-term incentive awards to NEOs in the form of PSUs and RSUs, as described below. Each award is subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change in control). See “—Compensation Discussion and Analysis — Long-Term Incentive Plan: Stock-Based Compensation” for more information regarding these awards.
•
PSUs.    One-third of the annual grant PSUs will be eligible to vest based upon achievement of the applicable Adjusted EBITDA targets for each of fiscal year 2020, 2021, and 2022.

•
RSUs.   The annual grant RSUs vest in three equal annual installments beginning on December 31, 2020.

Grants of Plan-Based Awards in 2020
The following table sets forth information regarding grants of plan-based awards to our NEOs in 2020:
GRANTS OF PLAN-BASED AWARDS
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)*
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Eilif Serck-Hanssen		AIP(1)	0	1,105,000	1,105,000	—	—	—	—	—	—	—
		Retention(2)	0	637,500	1,275,000	—	—	—	—	—	—	—
	3/10/20	PSUs	—	—	—	—	73,700	—	—	—	—	1,275,010
	3/10/20	RSUs	—	—	—	—	—	—	73,700	—	—	1,275,010
Jean-Jacques Charhon		AIP(1)	0	600,000	600,000	—	—	—	—	—	—	—
		Retention(2)	0	450.000	900,000	—	—	—	—	—	—	—
	3/10/20	PSUs	—	—	—	—	43,353	—	—	—	—	750,007
	3/10/20	RSUs	—	—	—	—	—	—	43,353	—	—	750,007
Timothy Grace		AIP(1)	0	400,000	400,000	—	—	—	—	—	—	—
		Retention(2)	0	375,000	750,000	—	—	—	—	—	—	—
	3/10/20	PSUs	—	—	—	—	11,561	—	—	—	—	200,005
	3/10/20	RSUs	—	—	—	—	—	—	11,561	—	—	200,005
Paula Singer		AIP(1)	0	459,000	918,000	—	—	—	—	—	—	—
		Retention(2)	172,125	344,250	344,250	—	—	—	—	—	—	—
	3/10/20	PSUs	—	—	—	—	13,266	—	—	—	—	229,502
	3/10/20	RSUs	—	—	—	—	—	—	13,266	—	—	229,502
Richard Sinkfield III		AIP(1)	0	258,216	258,216	—	—	—	—	—	—	—
		Retention(2)	0	131,250	262,500	—	—	—	—	—	—	—
	3/10/20	PSUs	—	—	—	—	4,553	—	—	—	—	78,767
	3/10/20	RSUs	—	—	—	—		—	4,553	—	—	78,767
	9/11/20	PSUs(3)	—	—	—	—	2,182	—	—	—	—	28,999
	9/11/20	RSUs(3)	—	—	—	—	—	—	2,182	—	—	28,999

*
Represents the grant date fair value of awards, which is an estimated value computed in accordance with ASC 718. For a discussion of the assumptions related to the calculation of this value, refer to Note 12, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(1)
Represents the threshold, target and maximum payout opportunities under the 2020 AIP. See “—Compensation Discussion and Analysis — Annual Incentive Plan” for more information regarding the 2020 AIP.

(2)
Represents the threshold, target and maximum payout opportunities (a) under the corporate retention program for the NEOs, other than for Ms. Singer, and (b) for Ms. Singer, under the Singer Retention/Transaction Bonus. See “—Compensation Discussion and Analysis — Severance Pay Arrangements and Retention/Bonus Transaction Agreements” for more information regarding the transaction and retention bonus program.

(3)
The grants of PSUs and RSUs made to Mr. Sinkfield on September 11, 2020 have substantially the same terms as the annual 2020 grants. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning unexercised options, PSUs and RSUs that were granted to our NEOs under our 2013 Plan and have not vested as of the end of 2020.
For option awards, the table provides the number of shares underlying both exercisable and unexercisable options, the exercise price and the expiration date. For stock unit awards, the table provides the total number of unvested units and the aggregate market value of shares of stock issuable upon vesting of these unvested units. We computed the market value of stock unit awards by multiplying the fair market value of our Class A common stock at December 31, 2020 ($14.56) by the number of units. Stock options generally have a ten-year term and must have an exercise price of no less than fair market value on the date of grant, which is the closing price of our Class A common stock on the Nasdaq on the date of grant. The value of our stock options to each grantee is entirely dependent on stock price appreciation beyond the date of grant and the ability to sell the shares acquired upon exercise of options.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Eilif Serck-Hanssen	10/2/13	254,776	—	—	$17.44	10/2/23	—	—	—	—
	6/14/17	57,937	—	—	$17.89	6/14/27	—	—	—	—
	9/13/17	145,773	—	—	$21.00	9/13/21	—	—	—	—
	3/7/18	84,774	—	—	$13.97	3/7/28	—	—	31,181	$453,995
	3/6/19	68,438	34,219	—	$14.90	3/6/29	13,889	$202,224	55,555	$808,881
	3/10/20	—	—	—	—	—	49,134	$715,391	73,700	$1,073,072
Jean-Jacques Charhon	1/2/18	89,552	—	—	$14.72	1/2/23	—	—	—	—
	3/7/18	19,947	—	—	$13.97	3/7/28	—	—	7,336	$106,812
	3/6/19	24,154	12,078	—	$14.90	3/6/29	4,902	$71,373	19,608	$285,492
	8/1/19	16,864	8,431	—	$16.40	8/1/29	3,049	$44,393	12,196	$177,574
	3/10/20	—	—	—	—	—	28,902	$420,813	43,353	$631,220
Timothy Grace	5/29/18	12,887	—	—	$15.55	5/29/28			4,597	$66,932
	3/6/19	10,736	5,367	—	$14.90	3/6/29	2,178	$31,712	8,714	$126,876
	3/10/20	—	—	—	—	—	7,708	$112,228	11,561	$168,328
Paula Singer	10/2/13	256,249	—	—	$17.44	10/2/23	—	—	—	—
	3/7/18	14,960	—	—	$13.97	3/7/28	—	—	5,502	$80,109
	3/6/19	12,078	6,038	—	$14.90	3/6/29	2,451	$35,687	9,804	$142,746
	3/10/20	—	—	—	—	—	8,844	$128,769	13,266	$193,153
Richard Sinkfield III	10/2/13	12,692	—	—	$17.44	10/2/23	—	—	—	—
	3/4/15	1,293	—	—	$17.44	3/4/25	—	—	—	—
	5/2/16	520	—	—	$17.44	5/2/26	—	—	—	—
	6/14/17	1,457	—	—	$17.89	6/14/27	—	—	—	—
	3/7/18	4.523	—	—	$13.97	3/7/28	—	—	1,663	$24,213
	3/6/19	3.762	1,880	—	$14.90	3/6/29	763	$11,109	3,053	$44,452
	3/10/20	—	—	—	—	—	3,036	$44,204	4,553	$66,292
	9/11/20	—	—	—	—	—	1,455	$21,185	2,182	$31,770

(1)
Represents vested time- and performance-based options.

(2)
Represents unvested time-based options that vest on December 31, 2021.

(3)
Represent unvested time-based RSUs with vesting dates as follows: Mr. Serck-Hanssen — 38,456 vest on December 31, 2021 and 24,567 vest on December 31, 2022; Mr. Charhon — 22,402 vest on December 31, 2021 and 14,451 vest on December 31, 2022; Mr. Grace — 6,032 vest on December 31, 2021 and 3,854 vest on December 31, 2022; Ms. Singer — 6,873 vest on December 31, 2021 and 4,422 vest on December 31, 2022; and Mr. Sinkfield — 3,008 vest on December 31, 2021 and 2,246 vest on December 31, 2022.

(4)
Calculated based on the $14.56 closing price of our Class A common stock on December 31, 2020.

(5)
Represents unvested PSUs. The number of PSUs subject to annual performance targets is as follows:

Mr. Serck-Hanssen — 83,525 for 2020, 52,344 for 2021 and 24,567 for 2022; Mr. Charhon — 37,689 for 2020, 30,353 for 2021 and 14,451 for 2022; Mr. Grace — 12,807 for 2020, 8,211 for 2021 and 3,854 for 2022; Ms. Singer — 14,826 for 2020, 9,324 for 2021 and 4,422 for 2022; and Mr. Sinkfield — 5,434 for 2020, 3,771 for 2021 and 2,246 for 2022.
Option Exercises and Stock Vested During 2020
The following table includes certain information with respect to stock options exercised during fiscal year 2020 by NEOs and vesting of RSUs and PSUs during 2020.
OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Eilif Serck-Hanssen	—	—	133,837	1,981,534
Jean-Jacques Charhon	—	—	49,308	729,356
Timothy Grace	—	—	17,287	255,796
Paula Singer	—	—	20,029	296,372
Richard Sinkfield III	—	—	7,553	111,740

(1)
Represents PSUs that vested on March 15, 2020, upon certification of the achievement of the applicable 2019 performance goals and RSUs that vested on December 31, 2020.

(2)
Calculated by multiplying the number of shares by the closing price of our stock on the last trading day immediately prior to the vesting date.

2020 Nonqualified Deferred Compensation
Of the eligible NEOs, only Ms. Singer elected to participate in the Company’s nonqualified deferred compensation plan (the “DCP”) in years prior to 2020. No contributions were made by Ms. Singer to the DCP in 2020. The following table provides information about earnings, withdrawals/distributions and balances under the DCP in 2020:
NONQUALIFIED DEFERRED COMPENSATION
Executive	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Eilif Serck-Hanssen	—	—	—
Jean-Jacques Charhon	—	—	—
Timothy Grace	—	—	—
Paula Singer	47,468	86,905	1,455,155
Richard Sinkfield III	—	—	—
The DCP provides eligible employees the opportunity to defer up to 85% of their base salaries and 100% of any bonus or annual cash and/or long-term incentive awards. Each participant allocates such deferred compensation to notional investments selected by the participant that are similar to investment alternatives available in our 401(k) Retirement Savings Plan. The deferred compensation will be paid out following termination of employment or on a selected payout schedule, either in a lump sum or in installments, at the election of the participant. The minimum annual deferral amount under the DCP is $5,000. To date, we have not made any matching contributions to any participant in the DCP, nor have we chosen to make any other discretionary employer contributions permitted to be made to participants pursuant to the DCP. All amounts deferred under the DCP are unfunded and unsecured obligations of Laureate, receive no preferential creditors’ standing and are subject to the same risks as any of our other general obligations.
Potential Payments upon Termination or Change in Control
The narrative description below reflects potential payments to each of our NEOs assuming various termination of employment events, including on or following a change in control event, as of December 31, 2020. In accordance with SEC rules, Mr. Charhon is included in this discussion notwithstanding that he would not be entitled to any of the severance payments described given his resignation from his position with the Company effective April 1, 2021.
Severance Payments
The NEOs are entitled to severance payments under the 2020 retention letter agreements entered into in connection with the Strategic Alternative Process, and, with respect to Mr. Sinkfield, under the Executive Severance Plan. See “—Compensation Discussion and Analysis—Severance Pay Arrangements and Retention/Bonus Transaction Agreements” for more information.
For all NEOs, any severance payments are conditioned upon the NEOs executing a general release of claims in favor of the Company, which includes standard restrictive covenants, including a two-year covenant not to compete.
Involuntary Termination
Unless the “qualifying termination” occurs in connection with a “change in control,” the severance benefit for Mr. Serck-Hanssen under his offer letter and the Executive Severance Plan is equal to one and a half times his (i) annual base salary at the annual rate in effect on the date of termination of employment plus (ii) annual target bonus. For the NEOs other than Mr. Serck-Hanssen, the severance benefit multiple is one times the annual base salary plus the annual target bonus. . Mr. Serck-Hanssen would receive the severance payment in a lump-sum whereas the other NEOs would receive the amount in equal installments over 12 months.
The NEO subject to a qualifying termination, and his or her eligible dependents, also would be entitled to coverage under the Company’s group medical benefit programs on the same terms as the Company provides to similarly situated executives for up to 18 months (in the case of Mr. Serck-Hanssen) or up to 12 months (in the case of all other NEOs) following a qualifying termination. In addition, the NEO would be entitled to receive outplacement assistance for nine months.
Involuntary Termination Without Cause or Resignation for Good Reason on or following a Change in Control or during or following the Strategic Alternative Process
NEOs are not entitled to cash severance benefits solely upon a “change in control.” However, the cash payments due on an involuntary termination by the Company without “cause” or by the NEO for “good reason” are increased if the termination occurs in connection with a “change in control.” If the “qualifying termination” occurs during the 12-month period on or following a “change in control,” the severance benefit for Mr. Serck-Hanssen is a lump sum equal to two times his annual base salary and annual target bonus. For all other NEOs, the multiple is one and a half times the relevant amount. In addition, the NEO will be entitled to receive an amount equal to the NEO’s annual target bonus for the year during which the termination of NEO was effective, prorated based on the number of days the NEO was employed during that year. All of the NEOs also would be entitled to coverage under the Company’s group medical benefit programs on the same terms the Company provides to similarly situated executives for up to 18 months following a qualifying termination.
Under the terms of the retention agreements executed by the Company with each NEO (other than Mr. Sinkfield, who is subject to the amended terms of the Executive Severance Plan), in the event that either prior to the end of the Strategic Alternative Process or during the 12-month period on or following the end of the Strategic Alternative Process such NEO is involuntarily terminated by the Company without “cause” or the NEO resigns for “good reason”, the NEO will be entitled to the same severance payments that the NEO would have received under the Executive Severance Plan if the Company were to terminate the NEO’s employment other than for cause or the NEO resigned for good reason following a change of control.
For each of our NEOs, “good reason” generally means the occurrence of any of the following without the NEO’s consent: (i) a material diminution in base salary; (ii) a substantial diminution in authority, duties and responsibilities; or (iii) a relocation by more than 50 miles from the NEO’s principal location in which the NEO is required to perform services; provided, however, that in any event, such event is not cured within the applicable notice period.
For each of our NEOs, “cause” generally means (i) gross negligence or willful malfeasance in connection with the performance of his or her duties; (ii) conviction of, or pleading guilty or nolo contendere to, any felony; (iii) theft, embezzlement, fraud or other similar conduct by the executive in connection with the performance of his or her duties; or (iv) a willful and material breach of any other applicable agreements including, without limitation, engaging in any action in breach of any applicable restrictive covenants.
Under the Executive Severance Plan, the NEOs are not entitled to any severance benefits upon a voluntary termination unless the voluntary termination is in connection with a “change in control” and is for “good reason.”
If any payments or benefits provided to an NEO pursuant to the Executive Severance Plan would trigger the payment of the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax imposed by state or local law, then the NEO will receive (i) the full payment or (ii) a payment reduced to the minimum amount necessary to avoid any such excise tax, whichever amount is greater on a post-tax basis. In no event is the Company responsible to gross-up or indemnify any NEO for excise taxes paid or reductions to payments and benefits received to avoid such excise taxes.
Equity Treatment
Under the equity awards granted to NEOs under the 2013 Plan, the following treatment is generally provided for in the applicable award agreements:
Payments upon Termination Due to Death or Disability.   In the event of a termination due to death or disability of an NEO, all unvested RSUs, PSUs or options will be forfeited, except that: (i) any such unvested RSUs or time options that would have vested on the next applicable vesting date subsequent to the death or disability will become vested; and (ii) any unvested performance options or PSUs that would, but for the termination of employment due to death or disability, have vested had the applicable performance goal for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the applicable performance goal has been achieved and will become vested if and when the Compensation Committee determines that the applicable performance goal has been achieved or will terminate on the date the Compensation Committee determines that the applicable performance goal has not been achieved, and the balance of the unvested portion of the performance option or PSU will be forfeited. In the event of a termination due to death or disability, vested options may (by the NEO’s beneficiary in the case of death) be exercised only for a period of two years from the termination due to death or disability of the NEO.
Involuntary Termination Without Cause and Voluntary Resignation (other than in connection with the Strategic Alternative Process).   If an NEO’s employment is terminated by us without cause, or if he or she resigns for any reason, then all unvested RSUs, PSUs and options will be forfeited, except that if an NEO’s qualifying termination occurs subsequent to the end of the fiscal year but prior to the Compensation Committee’s determination regarding whether any annual performance goal has been achieved, any portion of the PSUs which would have been eligible, but for the termination, to vest will remain outstanding until the Compensation Committee determines whether the applicable performance goal has been achieved and will become vested if and when the Compensation Committee determines that the applicable performance goal has been achieved or will terminate on the date on which the Compensation Committee determines that the applicable performance goal has not been achieved, and the balance of the unvested portion of the PSUs will be forfeited. All vested but unexercised options held at the time of termination will be exercisable for a period of 90 days post termination.

Involuntary Termination without Cause and Voluntary Resignation for “Good Reason” during the Strategic Alternative Process.   If, during the Strategic Alternative Process or the 12-month period after our Board of Directors determines that the Strategic Alternative Process is completed an NEO’s employment is terminated by us without cause, or if he or she resigns for good reason, then all unvested RSUs, PSUs and options that have not been previously forfeited will be accelerated.
Forfeiture upon Termination for Cause.   If an NEO resigns or is terminated by the Company for cause, he or she will forfeit all unvested and vested equity grants (options to the extent unexercised) at the time of termination.
The table below reflects potential payments to each of our NEOs assuming various termination of employment events, including on or following a change in control event, as of December 31, 2020. For stock valuations, we have assumed that the price per share is the closing price of our Class A common stock as of December 31, 2020, which was $14.56. The table below excludes any amounts payable to an NEO to the extent that these amounts are available generally to all salaried employees and do not discriminate in favor of our NEOs.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Name	Benefit	Without Cause/Good Reason Termination	Termination due to Death or Disability	Change in Control/Strategic Alternative Process plus Qualifying Termination(1)
Eilif Serck-Hanssen	Cash Severance	$2,932,500(2)	—	$5,015,000(3)
	Benefits(4)	$66,673	—	$66,673
	Cash Retention Bonus(5)	—	—	—
	Acceleration of options(6)	—	—	—
	Acceleration of RSU vesting(7)	—	—	$917,615
	Acceleration of PSU vesting(8)	—	$1,216,124	$2,335,948
	Total	$2,997,539	$1,216,124	$8,335,236
Jean-Jacques Charhon(9)	Cash Severance	$1,200,000 (10)	—	$2,400,000(11)
	Benefits(4)	$34,348	—	$39,021
	Cash Retention Bonus(5)	—	—	—
	Acceleration of options(6)	—	—	—
	Acceleration of RSU vesting(7)	—	—	$536,580
	Acceleration of PSU vesting(8)	—	$548,752	$1,201,098
	Total	$1,234,348	$548,752	$4,176,699
Timothy Grace	Cash Severance	$900,000(10)	—	$1,750,000(11)
	Benefits(4)	$46,014	—	$56,521
	Cash Retention Bonus(5)	—	—	—
	Acceleration of options(6)	—	—	—
	Acceleration of RSU vesting(7)	—	—	$143,940
	Acceleration of PSU vesting(8)	—	$186,470	$362,136
	Total	$946,014	$186,470	$2,312,597

Name	Benefit	Without Cause/Good Reason Termination	Termination due to Death or Disability	Change in Control/Strategic Alternative Process plus Qualifying Termination(1)
Paula Singer	Cash Severance	$918,000(10)	—	$1,836,000(11)
	Benefits(4)	$46,213	—	$56,819
	Cash Retention Bonus(5)	—	—	$344,250
	Acceleration of options(6)	—	—	—
	Acceleration of RSU vesting(7)	—	—	$164,455
	Acceleration of PSU vesting(8)	—	$215,867	$416,008
	Total	$964,213	$215,867	$2,817,533
Richard Sinkfield III	Cash Severance	$678,216(10)	—	$1,275,540(11)
	Benefits(4)	$53,095	—	$67,143
	Cash Retention Bonus(5)	—	—	$120,313
	Acceleration of options(6)	—	—	—
	Acceleration of RSU vesting(7)	—	—	$76,498
	Acceleration of PSU vesting(8)	—	$79,119	$166,727
	Total	$731,311	$79,119	$1,706,220

(1)
As described above, in accordance with the retention letters executed between the Company and each NEO in March 2020 (and in the case of Mr. Sinkfield, the terms of the amendment to the Executive Severance Plan), an NEO would be entitled to the same cash severance payments, benefits and acceleration of equity grants as if the NEO is terminated without cause or the NEO resigns for good reason either prior to or within the 12-month period after our Board of Directors determines that the Strategic Alternative Process is completed.

(2)
Represents a lump sum severance payment equal to 18 months’ base salary and 150% of Mr. Serck-Hanssen’s target cash incentive award as of December 31, 2020.

(3)
Represents a lump sum severance payment equal to 24 months’ base salary and 200% of Mr. Serck-Hanssen’s target cash incentive award as of December 31, 2020, plus the amount of Mr. Serck-Hanssen’s annual target AIP, prorated for the number of days he was employed in the year, which would be a full year based on an assumed termination date of December 31, 2020.

(4)
Includes the cost of group medical insurance coverage to the NEO to the same extent as the Company pays for such coverage for similarly situated executives. Also includes estimated cost of outplacement services for nine months.

(5)
Represents that cash retention bonus the NEO is entitled to per the terms of such NEOs retention agreement letter executed with the Company. For Messrs. Serck-Hanssen, Charhon and Grace, their actual cash retention bonus is adjusted up or down based on the total return to the Company’s stockholders. For Mr. Sinkfield, 50% of his cash retention bonus is adjusted up or down based on the total return to the Company’s stockholders and 50% is determined based on the number of full months elapsed from January 27, 2020 through termination date. For Ms. Singer, this amount represents the value of the Singer Retention/Transaction Bonus, assuming the closing of the sale of Walden occurs prior to July 31, 2021.

(6)
Reflects only the intrinsic value associated with the accelerating “in the money” stock options, which is the difference between the closing price of our Class A common shares on December 31, 2020, which was $14.56, and the exercise price for each stock option. As of December 31, 2020, none of our NEOs’ unvested stock options were “in the money”.

(7)
Amounts assume that the individual’s awards of RSUs were assumed in the change in control transaction and were accelerated in connection with the NEO’s termination without “cause” or resignation for “good reason” as of December 31, 2020. The terms of the RSUs provide that any unvested RSUs that would, but for the termination due to death or disability, have vested on the next scheduled vesting date would vest as of the termination date. Because the information in this table assumes such termination due to death or disability occurred as of December 31, 2020, there is no such acceleration of RSUs.
(8)
Amounts assume that the individual’s awards of PSUs were assumed in the change in control transaction and were accelerated in connection with the NEO’s termination without “cause” or resignation for “good reason” as of December 31, 2020. The terms of the annual grant PSUs provide that any unvested PSUs that would, but for the termination due to death or disability, have vested had the applicable performance goal for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the performance goal for such year has been achieved. Therefore, the amount represents the aggregate fair market value of unvested PSUs outstanding under annual equity grant awards on December 31, 2020 that are subject to 2020 performance goals.

(9)
Mr. Charhon is not entitled to the payments reflected in this table as a result of his resignation from his position effective April 1, 2021.

(10)
Represents payments in the form of salary continuation equal to one year’s base salary plus 100% of target AIP as of December 31, 2020, to be paid in equal installments over a 12-month period following the date of termination according to the Company’s regular payroll schedule.

(11)
Represents a lump sum severance payment equal to one and a half times the NEO’s base salary and one and half times the NEO’s target AIP as of December 31, 2020, plus the amount of the NEO’s annual target AIP, prorated for the number of days the NEO was employed in the year, which would be a full year based on an assumed termination date of December 31, 2020.

CEO Pay Ratio
As required by SEC rules, the following information is being presented about the ratio of compensation provided to Mr. Serck-Hanssen, our President and CEO, to the annual total compensation of the Company’s median compensated employee. For the year ended December 31, 2020, the median compensated employee’s annual total compensation was $6,652; the annual total compensation of our CEO was $5,316,862; and, based on this information, the ratio of the annual total compensation of our CEO to the median compensated employee is estimated to be 799 to 1.
In identifying the median compensated employee, we used annual target total cash compensation, which includes base salary, including any additional allowances based on regional practice, and bonus target amount (i.e., base/base including allowances multiplied by target bonus percent), as our consistently applied compensation measure, which we believe reasonably represents the compensation of our employee population. We determined annual target total cash compensation for each of our employees globally (excluding our CEO) for the 12-month period that ended on December 31, 2020 using internal Human Resources system records and supplemental allowance data. We selected the median compensated employee based on full-time and part-time employees, including adjunct faculty along with temporary, expatriate, student and intern workers who were employed as of December 31, 2020. We did not include external contractors, fixed-term contractors or independent consultants in our determination, nor did we apply any cost-of-living adjustments as part of the calculation. For employees who were hired in 2020 but did not work the complete year, we annualized their target total cash compensation, but did not make any full-time equivalent adjustments.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
In particular, we note that a significant portion of our workforce is located outside the United States and often paid lower rates of compensation compared to our U.S. employees. For example, the employee population used for our median compensated employee calculation for 2020 was comprised of approximately

13% of employees based in the United States and approximately 87% of employees based outside the United States. Further, approximately 30% of our employee population as of December 31, 2020 consisted of adjunct faculty, who are paid only for the assignments accepted during the academic year. Accordingly, the resulting variability in the compensation paid to our adjunct faculty has a negative impact of lowering the median and thereby increasing the ratio.

DIRECTOR COMPENSATION
Annual Compensation
The Compensation Committee conducts an annual review and assessment of all compensation, including cash and equity-based compensation, paid by the Company to our non-employee directors. In connection therewith, the Compensation Committee may consult with its independent compensation consultant regarding the amount and type of compensation to be paid and consider comparative data deemed appropriate by the independent compensation consultant. In March 2020, based on a report by the Compensation Committee’s independent compensation consultant regarding the market competitiveness of the Company’s director compensation program and upon the recommendation of the Compensation Committee, the Board of Directors adopted a new director compensation program, effective as of January 1, 2020, that (i) aligned the compensation of all non-employee directors so that they receive the same annual board retainer split evenly between cash and RSUs, (ii) decreased the annual cash retainer paid to the chairman of the Compensation Committee and (iii) established an annual cash retainer for members of the special Divestiture Transaction Committee of the Board of Directors. The following table describes the components of the non-employee directors’ compensation for 2020:
Fees	Amount	Form of Payment(1)
Annual Board Retainer	$225,000	• 50% in cash and 50% in RSUs
Committee Retainers		• 100% in cash
Audit Committee
Member	$15,000
Chair	$25,000
Compensation Committee
Member	$10,000
Chair	$15,000
Nominating & Corporate Governance Committee
Member	$7,500
Chair	$15,000
Committee on Education
Member	$10,000
Chair	$50,000
Special Divestiture Transaction Committee
Member	$10,000
Annual Chairman Retainer	$175,000	• $100,000 in cash and $75,000 in RSUs

(1)
Cash payments made in equal installments quarterly in arrears. RSUs vest quarterly in arrears and are convertible into shares of our Class A common stock, with the number of RSUs based on the fair market value of our Class A common stock on the grant date.

Stock Ownership Guidelines
Our Stock Ownership Guidelines apply to our non-employee, independent directors and executive officers, but not to our non-employee, designated directors. Under the Stock Ownership Guidelines, each covered director is expected to own a number of shares equal to or greater than five times the cash portion of the annual board retainer (currently $112,500). There is no required time within which the covered director must attain the applicable stock ownership level. Until a covered director complies with the Stock Ownership Guidelines, the covered director is expected to retain 75% of net profit shares from each award on exercise, vesting or earn-out.

2020 Director Compensation
In 2020, in support of the Company’s efforts to reduce costs and preserve liquidity in response to the COVID-19 pandemic, the Company’s Board of Directors approved a voluntary 20% reduction in the amount of the cash portion of the annual Board retainer payable during the second and third quarters of 2020 to each non-employee director of the Company. The below table shows the compensation that each non-employee director earned for his or her 2020 Board and committee service and reflects such voluntary reduction in the annual board retainer. Our President and CEO, Mr. Serck-Hanssen, is not entitled to separate compensation for his service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Brian F. Carroll	$126,250	$112,500	$238,750
Andrew B. Cohen(2)	$121,250	$112,500	$233,750
William J. Cornog(3)	$126,250	$112,500	$238,750
Pedro del Corro(4)	$111,250	$112,500	$223,750
Michael J. Durham	$133,750	$112,500	$246,250
Kenneth W. Freeman	$246,250	$187,500	$433,750
George Muñoz	$136,250	$112,500	$248,750
Judith Rodin	$158,750	$112,500	$271,250
Eilif Serck-Hanssen	—	—	—
Ian K. Snow(5)	$118,750	$112,500	$231,250
Steven M. Taslitz(6)	$111,250	$112,500	$223,750

(1)
Represents the grant date fair value of awards, which is an estimated value computed in accordance with ASC 718. For a discussion of the assumptions related to the calculation of this value, refer to Note 12, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. For all non-employee directors other than Mr. Freeman, reflects a grant on May 12, 2020 of 3,405 shares of Class A common stock and 10,215 RSUs as part of the 2020 annual retainer for non-employee director service. For Mr. Freeman, reflects a grant on May 12, 2020 of 5,675 shares of Class A common stock and 17,025 RSUs as part of the 2020 annual retainer for non-employee director service. The RSUs vested ratably in three installments at the end of the second, third and fourth quarters of 2020.

(2)
Mr. Cohen was required by prior agreement with CPV Holdings, LLC to have the cash portion of his director’s fees paid to such entity.

(3)
Mr. Cornog was required by prior agreement with KKR Capstone Americas, LLC to have the cash portion of his director’s fees paid to such entity.

(4)
Mr. del Corro was required by prior agreement with Torreal Sociedad de Capital Riesgo, S.A. to have the cash portion of his director’s fees paid to such entity.

(5)
Mr. Snow was required by prior agreement with Snow Phipps Group, LLC to have the cash portion of his director’s fees paid to such entity.

(6)
Mr. Taslitz was required by prior agreement with Sterling Partners to have the cash portion of his director’s fees paid to Sterling Partners or an affiliate of its choosing. Mr. Taslitz will not stand for re-election at the 2021 Annual Meeting and will leave the Board of Directors as of that date.

EQUITY PLAN COMPENSATION INFORMATION
The following table sets forth certain equity compensation plan information for the Company as of December 31, 2020:
Plan Category	Number of securities to be issued upon exercise of outstanding option, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (c)
Equity compensation plans approved by stockholders	4,426,926(1)	$17.85	5,227,094(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	4,426,926(1)		5,227,094(2)

(1)
Includes 4,139,801 shares of common stock issuable pursuant to outstanding RSU, PSU and option awards under the 2013 Plan and 287,125 shares of common stock issuable pursuant to outstanding option awards under the Company’s 2007 Stock Incentive Plan, as amended.

(2)
All such shares are available for future issuance under the 2013 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 26, 2021, for:
•
each person who we know beneficially owns more than five percent of either Class A or Class B common stock;

•
each of our current Directors;

•
each of our Named Executive Officers; and

•
all of our current directors and executive officers as a group.

The address of each beneficial owner listed in the table unless otherwise noted is c/o Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 122,571,811 shares of Class A common stock and 73,544,083 shares of Class B common stock outstanding at March 26, 2021. In computing the number of shares of common stock beneficially owned by a person, the percentage ownership of that person and the percentage of total voting power, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 26, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Under our Insider Trading Policy, directors and executive officers are prohibited from engaging in any form of hedging transaction, holding our securities in margin accounts and pledging our securities as collateral for loans. None of the shares held by our directors or current executive officers shown on the table below is pledged. In addition, the Company’s Stock Ownership Guidelines require non-employee, independent directors and executive officers to retain a certain ownership level of Company stock. See “Executive Compensation—Compensation Discussion and Analysis—Stock Ownership Guidelines” and “Director Compensation—Stock Ownership Guidelines” for a complete description of these guidelines.

	Shares Beneficially Owned
	Class A (includes shares of Class B that are convertible to Class A)		Class B		Percentage of Total Voting Power(2)
Name of Beneficial Owner	Number of Shares(1)	Percentage	Number of Shares	Percentage
5% Stockholders:
Wengen Alberta, Limited Partnership(3)	68,917,693	36.0%	68,917,693	93.7%	80.3%
FMR LLC(4)	14,160,115	11.6%	—	—	1.7%
KKR Funds(3)(5)	13,768,128(3)(4)	11.2%(3)(4)	—(3)	—(3)	1.6%(3)(4)
The Vanguard Group, Inc.(6)	9,686,547	7.9%	—	—	1.1%
BlackRock, Inc.(7)	7,678,492	6.3%	—	—	*
Directors and Named Executive Officers:
Brian F. Carroll(8)(9)	30,464	*	16,844	*	*
Andrew B. Cohen(8)(10)	13,620	*	—	—	*
William L. Cornog(8)	22,986	*	—	—	*
Pedro del Corro(8)(11)	25,536	*	47,662	*	*
Michael J. Durham	32,397	*	—	—	*
Kenneth W. Freeman	45,275	*	—	—	*
George Muñoz(12)	80,642	*	19,698	*	*
Dr. Judith Rodin(13)	54,390	*	19,698	*	*
Ian K. Snow(8)(14)	2,087,778	1.7%	6,656	*	*
Steven M. Taslitz(8)(15)	303,598	*	290,759	*	*
Eilif Serck-Hanssen(16)	900,039	*	307,094	*	*
Jean-Jacques Charhon(17)	330,349	*	—	—	*
Timothy Grace(18)	54,158	*	—	—	*
Paula Singer(19)	316,633	*	256,249	*	*
Richard H. Sinkfield III(20)	32,197	*	16,174	*	*
All Current Directors and Executive Officers as a Group (14 persons)(21)	4,061,091	3.3%	724,585	1.0%	1.2%

*
Less than one percent.

(1)
The Class B common stock is convertible into shares of Class A common stock on a share-for-share basis upon the election of the holder or upon transfer, subject to the terms of our amended and restated certificate of incorporation. The Class A common stock and Class B common stock will automatically convert into a single class of common stock on the date on which the number of outstanding shares of Class B common stock represents less than 15% of the aggregate combined number of outstanding shares of Class A common stock and Class B common stock.

(2)
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law or our amended and restated certificate of incorporation.

(3)
Represents shares of Class B common stock that are directly held by Wengen, our controlling stockholder. The limited partnership interests in Wengen are held by certain investors including investment funds and other investors affiliated with or managed by, among others, Douglas L. Becker, our former Chairman and founder, Mr. Taslitz, a Director of the Company, Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), CPV Partners, LLC (“CPV”), Sterling Fund Management, LLC (together with its affiliates and investment funds managed by it, “Sterling Partners”), and Snow Phipps Group, LLC (together with its affiliates, “Snow Phipps” and, collectively, the “Wengen Investors”). The general partner of Wengen is Wengen Investments Limited, which is governed by a board of directors that includes representatives of Sterling Partners, KKR, CPV and Snow Phipps. As a result of such representation, the Wengen Investors control the voting of the shares of Class B common stock held by Wengen in the election of certain directors and may be deemed to share beneficial ownership over the securities beneficially owned by Wengen. Does not include 375,427 shares of Class B common stock subject to proxies given by current and former directors and employees of the Company to Wengen to vote their shares of Class B common stock (collectively, the “Wengen Proxy”).

The following persons beneficially own, through their interests in Wengen, over 5% of our Class B common stock: KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P., CPV and affiliates of Moore Capital Management, LP. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock, in accordance with the terms of our amended and restated certificate of incorporation, at the discretion of the general partner of Wengen.

KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P. hold limited partnership interests in Wengen which relate to approximately 18,311,957 and 762,098 underlying shares of Class B common stock held by Wengen, respectively, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. KKR PI-II GP Limited is the general partner of KKR Partners II (International), L.P. KKR Associates 2006 (Overseas), Limited Partnership is the general partner of KKR 2006 Fund (Overseas), Limited Partnership. KKR 2006 Limited is the general partner of KKR Associates 2006 (Overseas), Limited Partnership. KKR Group Partnership L.P. is the sole shareholder of KKR 2006 Limited. KKR Group Holdings Corp. is the general partner of KKR Group Partnership L.P. KKR & Co. Inc. is the sole shareholder of KKR Group Holdings Corp. KKR Management LLP is the Series I preferred stockholder of KKR & Co. Inc. Messrs. Henry R. Kravis and George R. Roberts are the founding partners of KKR Management LLP. In such capacities, each of the entities and individuals referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, New York 10001. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025.

Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP L Affiliate, LLC, Sterling Laureate Executives Fund, L.P., Sterling Laureate, L.P., Sterling Laureate Rollover, L.P., Mr. Becker, Mr. Taslitz and certain of their respective affiliates hold limited partnership interests in Wengen which collectively relate to approximately 5,942,825 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. These underlying shares of Class B common stock do not include shares of Class B common stock allocable to limited partnership interests in Wengen held by certain investment vehicles that are managed on behalf of persons not affiliated with Sterling Partners, which investment vehicles, although managed by Sterling related entities, pass through rights with respect to the voting and disposition of the underlying shares of the Company to the investors in such vehicles. SC Partners II, L.P. is the sole general partner of Sterling Capital Partners II, L.P., and Sterling Capital Partners II, LLC is the sole general partner of SC Partners II, L.P. SC Partners III, L.P. is the sole general partner of Sterling Capital Partners III, L.P., and Sterling Capital Partners III, LLC is the sole general partner of SC Partners III, L.P. SP L Management III, LLC is the sole general partner of Sterling Laureate, L.P. SP L Management IV, LLC is the sole general partner of Sterling Laureate Executives Fund, L.P. SP L Management V, LLC is the sole general partner of Sterling Laureate Rollover, L.P. SP L Parent, LLC is the sole general partner of each of Sterling Management III, LLC, Sterling Management IV, LLC and Sterling Management V, LLC. Sterling Capital Partners II, LLC, Sterling Capital Partners III, LLC, SP L Affiliate, LLC and SP L Parent, LLC are managed by Messrs. Taslitz and Becker and R. Christopher Hoehn Saric. Mr. Taslitz and another representative of Sterling serve on the board of directors of the general partner of Wengen. Each of the aforementioned entities and individuals may also be deemed to be the beneficial owners having voting power and/or investment power with respect to securities of the Company owned directly by Wengen as described above, except that Mr. Becker does not exercise any voting or investment power with respect to such securities (other than any securities of the Company attributable to the limited partnership interests in Wengen held by SP L Affiliate, LLC). Such funds and individuals affiliated with Sterling Partners may be deemed to beneficially own 941,824 shares of Class B common stock excluding shares held by Wengen (including 802,211 shares of Class B common stock issuable upon the exercise of vested options issued to Mr. Becker (the “Becker Option”)), all of which are convertible into shares of Class A common stock In the aggregate, and including shares held by Wengen as disclosed in this footnote (3) above, funds and individuals affiliated with Sterling Partners may be deemed to beneficially own 71,390,942 shares of Class A common stock (including the Becker Option), which represents, in the aggregate, approximately 36% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC. The business address of each of the persons and entities listed in this footnote (other than Mr. Becker) is c/o Sterling Partners, 401 N. Michigan Avenue, Suite 3300, Chicago, Illinois 60611. The business address of Mr. Becker is c/o Sterling Partners, 650 S. Exeter Street, #1100, Baltimore, Maryland 21202.

CPV has investment management authority over an investment fund that holds, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 12,796,782 underlying shares of Class B common stock held by Wengen. CPV may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. CPV also beneficially owns 3,215,056 shares of Class A common stock, including 15,864 shares of Class A common stock that were issued pursuant to the Company’s non-employee director compensation program. Steven A. Cohen is the senior managing member of CPV. In such capacity, Steven A. Cohen may also be deemed to be the beneficial owner having shared voting power and shared investment power with respect to the securities as described above. In the aggregate, and including shares held by Wengen as disclosed in this footnote (3) above, CPV and Steven A. Cohen may be deemed to beneficially own 72,132,749 shares of Class A common stock, which represents, in the aggregate, approximately 37.7% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC. The address of CPV is 55 Hudson Yards, New York, New York 10001. The address of Steven A. Cohen is 72 Cummings Point Road, Stamford, Connecticut 06902.

Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P. hold limited partnership interests in Wengen which relate to approximately 2,584,865, 13,986, 24,832, 83,547, and 134,604 underlying shares of Class B common stock held by Wengen, respectively, for an aggregate of 2,841,834 shares, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. Snow Phipps Group, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., Snow Phipps Group (RPV), L.P. and SPG Co Investment L.P. also beneficially own, in aggregate among them, 2,087,778 shares of Class A common stock, which shares are included above in the table for Ian K. Snow. SPG GP, LLC is the general partner of Snow Phipps Group (Offshore), L.P., Snow Phipps Group (B), L.P., Snow Phipps Group, L.P., Snow Phipps Group (RPV), L.P., and SPG Co-Investment, L.P. Ian Snow is the sole managing member of SGP GP, LLC. In such capacities, each of the entities and the individual referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph is 667 Madison Avenue, 10th Floor, New York, New York, 10065.

MMF MLP, Ltd. holds directly and indirectly, limited partnership interests in Wengen which relate to approximately 8,843,988 underlying shares of the Class B common stock held by Wengen and may be deemed to have voting and investment power over such Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities.

MMF MLP, Ltd. also holds 2,210,994 shares of Class A common stock. Louis M. Bacon is the chief executive officer and director of Moore Capital Management, LP, which serves as the discretionary investment manager to MMF MLP, Ltd. Mr. Bacon is also the indirect majority owner of MMF MLP, Ltd. The principal business address of Moore Capital Management, LP is 11 Times Square, New York, New York 10036.
(4)
Based solely on information reported by FMR LLC on Amendment No. 3 to Schedule 13G filed with the SEC on February 8, 2021. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, FMR LLC has sole voting power with respect to 1,274,561 shares of Class A common stock and sole dispositive power with respect to 14,160,115 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. The reporting person listed its address as 245 Summer Street, Boston, Massachusetts 02210.

(5)
Represents 13,480,107 and 288,021 shares of Class A common stock owned by KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P., respectively. Does not include the Class B common stock held by Wengen described further in footnote (3) above. In the aggregate, the investment funds affiliated with KKR may be deemed to beneficially own 82,685,821 shares of Class A common stock, which represents, in the aggregate, approximately 43.2% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC, or 81.9% of the total voting power.

(6)
Based solely on information reported by The Vanguard Group, Inc. on Amendment No. 3 to Schedule 13G filed with the SEC on February 10, 2021. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, The Vanguard Group, Inc. has sole dispositive power with respect to 9,483,307 shares of Class A common stock, shared voting power with respect to 114,956 shares of Class A common stock, shared dispositive power with respect to 203,240 shares of Class A common stock and sole voting power with respect to no shares of Class A common stock. The reporting person listed its address as 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(7)
Based solely on information reported by BlackRock, Inc. on Amendment No. 1 to Schedule 13G filed with the SEC on January 29, 2021. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, BlackRock, Inc. has sole voting power with respect to 7,501,527 shares of Class A common stock, sole dispositive power with respect to 7,678,492 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. The reporting person listed its address as 55 East 52nd Street, New York, New York 10055.

(8)
The director is affiliated with Wengen or an investor in Wengen. Does not include the Class B common stock held of record by Wengen and the 375,427 shares of Class B common stock subject to the Wengen Proxy. See footnote (3) above for further information on any beneficial ownership of securities indirectly held through Wengen.

(9)
Includes 13,620 shares of Class A common stock issued to Mr. Carroll pursuant to the Company’s non-employee director compensation plan, 12,233 shares of Class B common stock and 4,611 shares of Class B common stock reserved for issuance upon distribution of Mr. Carroll’s Post-2004 DCP account to occur upon the earlier of (i) a distribution required upon termination of the DCP and (ii) Mr. Carroll’s retirement from the Board of Directors. See “Director Compensation.”

(10)
Represents 13,620 shares of Class A common stock issued to Mr. Cohen pursuant to the Company’s non-employee director compensation plan.

(11)
Includes 13,620 shares of Class A common stock issued to Mr. del Corro pursuant to the Company’s non-employee director compensation plan and 5,449 shares of Class A common stock owned by Mr. del Corro’s spouse. Also includes limited partnership interests in Wengen held, directly and indirectly, by Mr. del Corro which relate to approximately 47,662 underlying shares of Class B common stock held by Wengen, over which he may be deemed to have voting and investment power as a result of his ability to direct Wengen with respect to certain voting and disposition of such securities. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock of Laureate, in accordance with the terms of our amended and restated certificate of incorporation, at the discretion of the general partner of Wengen.

(12)
Includes 60,944 shares of Class A common stock and 19,698 shares of Class B common stock.

(13)
Includes 34,692 shares of Class A common stock and 19,698 shares of Class B common stock.

(14)
Includes 3,837 shares of Class B common stock held by Snow Phipps and 2,819 shares of Class B common stock reserved for issuance upon distribution of Mr. Snow’s Post 2004 DCP account to occur upon the earlier of (i) a distribution required upon termination of the DCP and (ii) Mr. Snow’s retirement from the Board of Directors. See “Director Compensation.” Includes 1,895,387, 7,568, 18,209, 61,260 and 98,698 shares of Class A common stock owned by Snow Phipps Group, L.P., SPG Co Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P., respectively, included therein 13,620 shares of Class A common stock awarded to Mr. Snow pursuant to the Company’s non-employee director compensation plan. Mr. Snow disclaims beneficial ownership of the shares held, directly or indirectly, by Snow Phipps.

(15)
Includes 13,889 shares of Class B common stock held by Sterling Fund Management, LLC, an affiliate of Sterling Partners. Mr. Taslitz shares voting and dispositive power with respect to the shares of Class B common stock held by this affiliate of Sterling Partners, with Messrs. Becker and Hoehn-Saric. Also includes Mr. Taslitz’s allocable share of certain equity securities of the Company that are subject to an agreement entered into by Messrs. Becker and Taslitz and two other founding partners of Sterling Partners (individually, a “Sterling Founder”, and collectively, the “Sterling Founders”) on January 20, 1999 in connection with a partnership formed by them (the “Founders’ Agreement”), including Mr. Taslitz’s allocable share of (i) the shares issuable upon the exercise of vested options to purchase an aggregate of 802,211 shares of Class B common stock issued to Mr. Becker, (ii) 125,724 shares of Class B common stock issued to Mr. Becker, (iii) 32,764 shares of Class A common stock held directly by Mr. Becker and (iv) 13,620 shares of Class A common stock issued to Mr. Taslitz pursuant to Laureate’s non-employee director compensation plan. Pursuant to the Founders’ Agreement, the Sterling Founders share equally, on a net after-tax basis, in certain equity-based compensation they receive, in the aggregate, in connection with services rendered by any of them to certain entities, including Laureate. The Founders’ Agreement provides, in certain circumstances, and subject to contractual restrictions, that securities received by a Sterling Founder as compensation for services rendered by him to certain entities shall be assigned or transferred to the Sterling Founders pro rata, or to a partnership they form, as soon as practicable after such assignment or transfer is permitted by contract and applicable law. The Founders’ Agreement further provides that if such securities or other property are not transferable or assignable, the rights to receive the net proceeds of such property upon disposition shall be so transferred or assigned. Prior to any such transfer or assignment, each Sterling Founder controls the voting and disposition of any such securities received by such Sterling Founder.

(16)
Includes shares issuable upon the exercise of vested options to purchase an aggregate of 356,922 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table and shares issuable upon the exercise of vested options to purchase an aggregate of 254,776 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 63,023 restricted stock units reported as Class A common stock in Table I of Mr. Serck-Hanssen’s Form 4 filed on March 18, 2021.

(17)
Includes shares issuable upon the exercise of vested options to purchase an aggregate of 150,517 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 36,853 restricted stock units reported as Class A common stock in Table I of Mr. Charhon’s Form 4 filed on March 18, 2021. Mr. Charhon served as Executive Vice President and Chief Financial Officer until April 1, 2021.

(18)
Includes shares issuable upon the exercise of vested options to purchase an aggregate of 23,623 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 9,886 restricted stock units reported as Class A common stock in Table I of Mr. Grace’s Form 4 filed on March 18, 2021.

(19)
Includes shares issuable upon the exercise of vested options to purchase an aggregate of 27,038 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table and shares issuable upon the exercise of vested options to purchase an aggregate of 256,249 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table. On March 10, 2020, in connection with the January 27, 2020 announcement that our Board of Directors had authorized Laureate to explore strategic alternatives for each of its businesses to unlock stockholder value, our Board of Directors evaluated the designations of its current executive officers (as that term is defined under Rule 3b-7 of the Securities Exchange Act of 1934, as amended) and determined that Ms. Singer would no longer be designated as an executive officer.
(20)
Includes shares issuable upon the exercise of vested options to purchase an aggregate of 9,742 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table and shares issuable upon the exercise of vested options to purchase an aggregate of 14,505 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table.

(21)
Includes directors affiliated with Wengen or an investor in Wengen. Does not include the Class B common stock held of record by Wengen and the 375,427 shares of Class B common stock subject to the Wengen Proxy. See footnote (3) above for further information on any beneficial ownership of securities indirectly held through Wengen. Also includes Mr. Charhon, who served as Executive Vice President and Chief Financial Officer until April 1, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS,
AND DIRECTOR INDEPENDENCE
Wengen Securityholders Agreement and Registration Rights Agreement
In connection with the completion of our initial public offering, on February 6, 2017, we entered into (i) the Wengen Securityholders Agreement, with Wengen and certain other parties thereto, and (ii) an amended and restated registration rights agreement (the “Registration Rights Agreement”) among Wengen, Wengen Investments Limited, the Company and the other parties thereto.
Wengen Securityholders Agreement.   Under the Wengen Securityholders Agreement, each of CPV, KKR and the Sterling Parties is entitled to designate one of our directors so long as each owns at least 5,357,143 shares held through or acquired from Wengen. Mr. Cohen currently serves as the CPV-designated director, Mr. Cornog currently serves as the KKR-designated director and Mr. Taslitz currently serves as the Sterling Parties-designated director. In the event that any of CPV, KKR or the Sterling Parties ceases to own its respective minimum number of shares, then the director designee selected by such party shall offer his or her resignation and such party shall no longer be entitled to designate a director to our Board of Directors. The Wengen Securityholders’ Agreement does not terminate upon the dissolution of Wengen. See “Proposal 1: Election of Directors—Corporate Governance—Directors Designated by Certain of the Wengen Investors under the Wengen Securityholders Agreement” for additional information.
Registration Rights Agreement.   Pursuant to the Wengen Registration Rights Agreement, certain registration rights were granted to Wengen and investment funds and other investors affiliated with or managed by, among others, Douglas L. Becker, our former Chairman and founder, Steven M. Taslitz, a Director of the Company, KKR, CPV, Snow Phipps and Sterling Fund Management, LLC (together with its affiliates and investment funds managed by it, “Sterling Partners” and, collectively, the “Wengen Investors”). Pursuant to the Registration Rights Agreement, the Wengen Investors were granted the right, beginning 180 days following the completion of our initial public offering, to cause us, at our expense, to use our reasonable best efforts to register certain shares of common stock held by the Wengen Investors and any securities issued in replacement of or in exchange for such shares of common stock for public resale, subject to certain limitations as set forth in the Registration Rights Agreement. The exercise of this “demand” right is limited to ten requests in the aggregate. In the event that we register any of our common stock, the Wengen Investors and management (pursuant to a provision in the Management Stockholder’s Agreements, as defined below) have a “piggyback right” which allows them to require us to use our reasonable best efforts to include shares of our common stock held by them in such registration, subject to certain limitations. The Registration Rights Agreement also provides for our indemnification of the Wengen Investors and management in connection with the registration of their securities.
Management Stockholder’s Agreements
Each of the stockholders of Laureate who is an employee or director or former employee or director of Laureate (each a “Management Stockholder”) and received an equity grant prior to Laureate’s initial public offering has entered into a stockholder’s agreement (each, a “Management Stockholder’s Agreement”) with Laureate and Wengen that gives Wengen a proxy to vote such holder’s shares of Laureate’s Class B common stock. In addition, each Management Stockholder’s Agreement also imposes certain restrictive covenants on such Management Stockholders, including nondisclosure, noncompetition and nonsolicitation covenants. The Management Stockholder’s Agreements also grant each Management Stockholder certain piggyback registration rights in any registered sale of our common stock by Wengen or the Wengen Investors, subject to customary underwriters’ restrictions, including pro rata reduction and execution of customary custody and lockup agreements. The piggyback registration rights provided in the Management Stockholder’s Agreements expire upon a change in control of Laureate. The registration rights also provide for our indemnification of the Management Stockholders and their affiliates in connection with the “piggyback” registration of their securities.
Series A Preferred Stock
As part of the issuance and sale of shares of the Company’s Series A Preferred Stock in December 2016, KKR and Snow Phipps purchased from the Company 60,000 and 15,000 shares of Series A Preferred Stock, respectively. On April 23, 2018, all of the issued and outstanding shares of the Series A Preferred Stock were converted into Class A common stock. In connection with the issuance of the Series A Preferred Stock, Laureate executed both a stockholders agreement and a registration rights agreement.
Transactions between Laureate and Affiliates, Wengen and Directors
SP Costa Rica Holdings, LLC.   SP Costa Rica Holdings, LLC (“SP CRH”), which is controlled by certain affiliates of Sterling Capital Partners II, L.P. (“Sterling II”), entered into, and consummated the transactions contemplated by, an Equity Purchase Agreement dated as of January 10, 2020, among SP CRH, Laureate International B.V. (“LEI BV”), and the Company (solely for purposes of Section 7.5) (the “Agreement”), whereby SP CRH purchased from LEI BV, an indirect, wholly owned subsidiary of the Company, (i) all of the equity units of Education Holding Costa Rica EHCR, S.R.L., which owns, directly or indirectly, all of the equity units of Lusitania S.R.L., Universidad U Latina, S.R.L. (“ULatina”) and Universidad Americana UAM, S.R.L. (collectively, “Laureate Costa Rica”), and (ii) a note due from ULatina to LEI BV. Consideration for the transaction consisted of $15 million, in cash, paid at closing and up to $7 million to be paid within the next two years if Laureate Costa Rica meets certain performance metrics. Additionally, Laureate Costa Rica retained obligations to pay approximately $30 million in finance lease indebtedness for which SP CRH has no recourse to LEI BV. The Company guaranteed certain of LEI BV’s obligations under the Agreement.
SP CRH is controlled by certain affiliates of Sterling II, which has the right to designate a director to our Board of Directors pursuant to the Wengen Securityholders Agreement. Mr. Taslitz currently serves as the Sterling Parties-designated director and did not participate in the Board of Directors’ consideration of the transaction, which was approved by the Audit Committee as a related party transaction.
Conflicts of Interest Policy
The Audit Committee reviews all relationships and transactions in which Laureate and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest in any particular transaction. The Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether Laureate or a related person has a direct or indirect material interest in the transaction. The Audit Committee of the Board of Directors reviews and approves or ratifies any related person transaction that meets this standard. In the course of the Audit Committee’s review and approval or ratification of a disclosable related person transaction, the committee considers:
•
the nature of the related person’s interest in the transaction;

•
the material terms of the transaction, including the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to Laureate;

•
whether the transaction would impair the judgment of a director or executive officer to act in the best interest of Laureate; and

•
any other matters the committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.
Information Regarding the Laureate Board
For more information regarding CPV, KKR and the Sterling Parties’ right to designate directors to serve on our Board of Directors, see “Proposal 1: Election of Directors—Corporate Governance—Directors Designated by Certain of the Wengen Investors under the Wengen Securityholders Agreement”.

PROPOSAL 2: NON-BINDING ADVISORY VOTE
ON EXECUTIVE COMPENSATION
(“SAY-ON-PAY”)
Background
The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act”, requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a “Say-on-Pay” vote.
The advisory vote on executive compensation is a non-binding vote on the compensation of our NEOs as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The Compensation Discussion and Analysis section starts on page 14 of this Proxy Statement. Please read the Compensation Discussion and Analysis section, which provides a detailed discussion of our executive compensation program and compensation philosophy, including information about the 2020 compensation of our NEOs. This advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management.
The vote solicited by this Proposal 2 is advisory and therefore is not binding on Laureate, our Board of Directors or our Compensation Committee. The outcome of the vote will not require Laureate, our Board of Directors or our Compensation Committee to take any action and will not be construed as overruling any decision by Laureate, our Board of Directors or our Compensation Committee. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent that there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. Stockholders will be asked at the 2021 Annual Meeting to approve the following resolution pursuant to this Proposal 2:
“RESOLVED, that the compensation paid to the named executive officers of Laureate Education, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in our 2021 proxy statement, is hereby APPROVED.”
Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class B common stock that are present in person via attendance at the virtual meeting or by proxy and entitled or required to vote on Proposal 2 will be necessary to approve the advisory vote on the executive compensation as disclosed in this Proxy Statement. Abstentions will have the effect of a vote against Proposal 2 and broker non-votes will not impact the outcome.
Recommendation of our Board of Directors
Our Board of Directors recommends that you vote “FOR” the approval of the executive compensation as disclosed in this Proxy Statement and as described in this “Proposal 2: Non-Binding Advisory Vote on Executive Compensation.”
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2021 Annual Meeting webcast, each such proxy will be deemed to grant authority to vote “FOR” the approval of the executive compensation as disclosed in this Proxy Statement and as described in this “Proposal 2: Non-Binding Advisory Vote on Executive Compensation.”

PROPOSAL 3: FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors, which is solely responsible for selecting our independent public accountants, selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Although stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent public accountant firm, we believe that submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment may be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and our stockholders.
We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, have the opportunity to make a statement if they desire to do so and be available to answer stockholders’ questions.
Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class B common stock that are present in person via attendance at the virtual meeting or by proxy and entitled or required to vote on Proposal 3 will be necessary to ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Because Proposal 3 is a routine matter, there will be no broker non-votes (and brokerage firms may vote in their discretion on this matter on behalf of beneficial owners who have not furnished voting instructions before the date of the 2021 Annual Meeting), but abstentions will have the effect of a vote against Proposal 3.
Recommendation of our Board of Directors
Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2021 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
In the event that the stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to select other auditors for the subsequent year. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of Laureate and its stockholders.
AUDIT COMMITTEE MATTERS
Audit Committee Report
Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Laureate and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of Laureate’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.
Management has primary responsibility for the system of internal controls and the financial reporting process. PricewaterhouseCoopers LLP, Laureate’s independent registered public accounting firm, has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).

In this context and in connection with the audited financial statements contained in Laureate’s Annual Report on Form 10-K, the Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2020 with Laureate’s management and PricewaterhouseCoopers LLP. The Audit Committee has met with Laureate’s internal auditors and with its external auditors, separately and together, with and without management present, to discuss Laureate’s financial reporting processes and internal controls over financial reporting. The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the auditors’ communications with the Audit Committee concerning independence, discussed with the auditors their independence, and concluded that the non-audit services performed by PricewaterhouseCoopers LLP are compatible with maintaining their independence. The Audit Committee also has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission.
Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Laureate’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission. We have selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.
AUDIT COMMITTEE
George Muñoz
Michael J. Durham
Kenneth W. Freeman
Audit Fees and All Other Fees
The following table shows the fees for audit and other services provided by PricewaterhouseCoopers LLP for 2020 and 2019 (in millions):
(in millions)	2020	2019
Audit Fees(1)	$7.7	$13.7
Audit-Related Fees(2)	0.9	1.4
Tax Fees(3)	0.4	0.5
All Other Fees(4)	0.04	0.04
Total	$9.04	$15.64

(1)
Consists of fees related to the audit of our annual consolidated financial statements and statutory audits required domestically and internationally; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; other accounting and financial reporting consultation; and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)
Consists of fees for audit-related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. Audit-related fees primarily include fees related to service auditor examinations, transaction-related consultations, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards not classified as audit fees.

(3)
Consists of fees for tax compliance, tax advice and tax planning services.

(4)
Consists of fees for services that are not included in the above categories.

Audit Committee Pre-approval of Service of Independent Registered Public Accounting Firm
Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Our Audit Committee annually reviews and pre-approves services that may be provided by the independent registered public accounting firm for each audit year. The pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. Once pre-approved, the services and pre-approved amounts are monitored against actual charges incurred and modified if appropriate. The Chairperson of the Committee has the authority to pre-approve such services between meetings of our Audit Committee and reports such pre-approvals to our Audit Committee at the next regularly scheduled meeting.
During 2020, all audit and non-audit services provided by PricewaterhouseCoopers LLP were pre-approved by our Audit Committee or, consistent with the pre-approval policy of our Audit Committee, by the Chairperson of our Audit Committee for inter-meeting pre-approvals.
ANNUAL REPORT
Our 2020 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2020, is available on our website at http://investors.laureate.net under “Financials.” Otherwise, please call (410) 843-6100 and a copy will be sent to you without charge. You may also request a free copy of our Annual Report on Form 10-K for the year ended December 31, 2020 by writing to Laureate Education, Inc., c/o Investor Relations, 650 S. Exeter Street, Baltimore, Maryland 21202.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders or other interested parties may communicate with any Director or Committee of the Board of Directors by writing to them c/o Investor Relations, Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202. Comments or questions regarding Laureate’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.
The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors intend to virtually attend the 2021 Annual Meeting webcast.
DEADLINES FOR SUBMITTING STOCKHOLDER PROPOSALS
FOR THE 2022 ANNUAL MEETING
We provide to stockholders the opportunity, under certain circumstances and consistent with our Bylaws and the rules of the SEC, to participate in the governance of Laureate by submitting proposals and director nominations for consideration at our annual meetings of stockholders. Proposals from stockholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”). For a proposal to be included in our proxy statement and proxy card for our 2022 Annual Meeting of Stockholders, such proposal must comply with Rule 14a-8 and must be received by us in writing no later than December 17, 2021. Additionally, if our 2022 Annual Meeting of Stockholders is held not more than thirty days before or more than seventy days after May 26, 2022, any stockholder proposal or director nomination for our 2022 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered “untimely” if it is received by us prior to the close of business on January 26, 2022, or after the close of business on February 25, 2022. An untimely proposal may not be brought before or considered at our 2022 Annual Meeting of Stockholders. Any stockholder proposal or director nomination submitted must also be made in compliance with our Amended and Restated Certificate of Incorporation, our Bylaws and, if applicable, the Wengen Securityholders Agreement. Subject to the provisions of the Wengen Securityholders Agreement, the Nominating and Corporate Governance Committee uses the same process for evaluating all director nominations, regardless of the source of the recommendation. See “Proposal 1—Corporate Governance—Directors Designated by Certain of the Wengen Investors under the Wengen Securityholders Agreement.”
All stockholder proposals and director nominations must be addressed to the attention of our Secretary at 650 S. Exeter Street, Baltimore, Maryland 21202. The chairman of our 2022 Annual Meeting may refuse to acknowledge the introduction of any stockholder proposal or director nomination not made in compliance with the foregoing procedures.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Stockholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such stockholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other stockholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202, Attention: Secretary. Our proxy materials are also available on the Investors section of our website at http://www.laureate.net.
OTHER MATTERS
As of April 16, 2021, our Board of Directors knows of no other business to be acted upon at the 2021 Annual Meeting. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters.
BY ORDER OF THE BOARD OF DIRECTORS,
Leslie S. Brush
Vice President, Assistant General Counsel and Secretary

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D47673-P48005

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LAUREATE EDUCATION, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect ten (10) directors, each of whom shall hold office for a one year term until the 2022 Annual Meeting of Stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian F. Carroll
02) Andrew B. Cohen
03) William L. Cornog
04) Pedro del Corro
05) Michael J. Durham
06) Kenneth W. Freeman
07) George Muñoz
08) Dr. Judith Rodin
09) Eilif Serck-Hanssen
10) Ian K. Snow

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: At their discretion, the Proxies are authorized to transact such other business as may properly come before the 2021 Annual Meeting and any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information. Vote by 11:59 P.M. EDT on May 25, 2021. Have your proxy cardin hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LAUR2021You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. EDT on May 25, 2021. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

P48005LAUREATE EDUCATION, INC.Annual Meeting of StockholdersMay 26, 2021 10:00 AM EDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby (1) acknowledges receipt of the Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and2020 Annual Report for the 2021 Annual Meeting of Stockholders of Laureate Education, Inc. to be held on Wednesday, May 26, 2021, at 10:00 a.m., EDT, via live webcast at www.virtualshareholdermeeting.com/LAUR2021, and (2) hereby appoints Richard M. Buskirk andRichard H. Sinkfield III, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-factand hereby authorizes them to represent and vote, as provided on the other side (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to stand for election), all of the shares of Laureate Education, Inc.'s Class A common stock, or Class B common stock, as the case may be, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2021 Annual Meeting of Stockholders, and any adjournments thereof, with all powers which the undersigned would possess if present at the Meeting.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2021 ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.Continued and to be marked, dated and signed, on the other side